Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

LICENSE AGREEMENT

between

SANOFI

and

GLOBAL BLOOD THERAPEUTICS

Dated as of March 12, 2021

-i-

TABLE OF CONTENTS

(continued)

-ii-

TABLE OF CONTENTS

(continued)

Schedules

Schedule 1.59	Licensed Compounds
Schedule 1.60	Licensed Know-How
Schedule 1.61	Licensed Patents
Schedule 1.99	Target 1
Schedule 1.101	Target 2
Schedule 2.6	Transferred Materials
Schedule 3.1.2	Development Plans
Schedule 9.4	Initial Press Release(s)

-iii-

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and entered into as of March 12, 2021 (the “Effective Date”) by and between Sanofi, a French corporation, having offices at 54, rue la Boétie, 75008 Paris (“Sanofi” or “Licensor”), and Global Blood Therapeutics, Inc., a Delaware corporation, with a principal office at 181 Oyster Point Boulevard, South San Francisco, CA, 94080 USA (“GBT” or “Licensee”). Sanofi and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Sanofi controls certain property rights with respect to the Licensed Compounds (as defined herein) and Licensed Products (as defined herein) in the Territory (as defined herein); and

WHEREAS, Sanofi wishes to grant to Licensee, and Licensee wishes to be granted, a license under such intellectual property rights to Exploit (as defined herein) Licensed Products in the Territory, in each case, in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “Accountant” has the meaning set forth in Section 6.12.

1.2 “Accounting Standards” means the then-current version financial reporting standards followed by Licensee, its Affiliate or Sublicensee, examples of which are IFRS (International Financial Reporting Standards) and GAAP (United States generally accepted accounting principles), in each case, in each case consistently applied.

1.3 “Adverse Event” means (a) the development of an undesirable medical condition or the deterioration of a pre-existing medical condition in a patient or clinical investigation subject during or following exposure to or use of a Licensed Product, whether or not considered causally related to such Licensed Product, (b) the exacerbation of any pre-existing condition occurring during or following exposure to or use of a Licensed Product, or (c) any other adverse experience or adverse drug experience (as described in the FDA’s Investigational New Drug safety reporting and NDA post-marketing reporting regulations, 21 C.F.R. §§312.32 and 314.80, respectively, and any applicable corresponding regulations outside the United States, in each case as may be amended from time to time), occurring during or following exposure to or use of a Licensed Product. For purposes of this Agreement, “undesirable medical condition” includes symptoms (e.g., nausea, chest pain), signs (e.g., tachycardia, enlarged liver) or the abnormal results of an investigation (e.g., laboratory findings, electrocardiogram), including unfavorable side effects, toxicity, injury, overdose or sensitivity reactions.

1.4 “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) the ownership, directly or indirectly, of fifty percent (50%) or more of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).

1.5 “Agreement” has the meaning set forth in the preamble hereto.

1.6 “Alliance Manager” has the meaning set forth in Section 13.2.

1.7 “Applicable Law” means laws, rules and regulations applicable to the performance of activities under this Agreement, including any rules, regulations, guidelines (including Good Clinical Practices, Good Laboratory Practices and Good Manufacturing Practices, as respectively defined under the ICH Guidelines) or other requirements of the Regulatory Authorities that may be in effect from time to time.

1.8 “Arbitrator” has the meaning set forth in Section 13.5.2.

1.9 “Breaching Party” has the meaning set forth in Section 12.2.

1.10 “Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in Paris, France and San Francisco, California are not closed.

1.11 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1.

1.12 “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31.

1.13 “Change of Control” means, with respect to either Party, (a) any sale, exchange, transfer, or issuance to or acquisition by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of such Party or any Affiliate that directly or indirectly controls (as defined in Section 1.4) such Party (such Affiliate, a “Parent” of such Party), whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, beneficially or of record or in one transaction or a series of related transactions, but excluding the issuance of shares in financing transactions, including any venture capital financing or any public offering; (b) a merger or consolidation under Applicable Law of such Party with a Third Party in which the shareholders of a Party or such Parent immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale or other disposition of all or substantially all of the assets of such Party to one (1) or more Third Parties in one transaction or a series of related transactions.

1.14 “Clinical Data” means all data, reports and results with respect to the Licensed Compounds or the Licensed Products made, collected or otherwise generated under or in connection with the Clinical Studies.

1.15 “Clinical Studies” means human clinical trials for a Licensed Product and any other tests and studies for a Licensed Product in human subjects.

1.16 “Closing” or “Closed” means the date on which a transaction is consummated after all conditions of closing have been fulfilled in accordance with the applicable transaction documents.

1.17 “Combination Product” means a Licensed Product that consists of or contains a Licensed Compound as an active ingredient together with one (1) or more other active ingredients and is sold either as a fixed dose or as separate doses in a single package or as separately packaged products invoiced for a single price.

1.18 “Commercialization” means, with respect to a product, any and all activities (whether before or after Market Approval) directed to the marketing, promotion and sale of such product in the Field in the Territory after Market Approval for commercial sale has been obtained, including pre-launch and post-launch marketing, promoting, marketing research, distributing, offering to commercially sell and commercially selling such product, importing, exporting or transporting such product for commercial sale, medical education activities with respect to such product, conducting Clinical Studies that are not required to obtain or maintain Market Approval for such product for an indication, which may include epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance studies, investigator sponsored studies and health economics studies and regulatory affairs (including interacting with Regulatory Authorities) with respect to the foregoing. When used as a verb, “Commercializing” means to engage in Commercialization and “Commercialize” and “Commercialized” shall have a corresponding meaning.

1.19 “Commercially Reasonable Efforts” means the level of efforts and resources expended by Licensee, which efforts would [***].

1.20 “Complaining Party” has the meaning set forth in Section 12.2.

1.21 “Confidential Information” has the meaning set forth in Section 9.1.

1.22 “Control” means, with respect to any Information and Inventions, Regulatory Documentation, Patent, or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise (other than by operation of the license and other grants in Section 2.1), to assign or grant a license, sublicense or other right to or under such Information and Inventions, Regulatory Documentation, Patent, or other intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.23 “Controlling Party” has the meaning set forth in Section 7.4.1.

1.24 “Derived Patent” means (a) any Patent filed by Licensee or its Affiliate or Sublicensee after the Effective Date that claims any Licensed Know-How or any Transferred Materials, or (b) any Patent that is a re-filing by Licensee of any withdrawn Licensed Patent.

1.25 “Development” means, with respect to a product, all activities related to research, including discovery work (e.g., screening, structure and activity relationship and lead optimization), preclinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, Clinical Studies, including Manufacturing in support thereof (but excluding any commercial Manufacturing), statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Market Approval for such Licensed Product. When used as a verb, “Develop” means to engage in Development.

1.26 “Development, Regulatory and Commercial Milestone Event” has the meaning set forth in Section 6.2.1.

1.27 “Development, Regulatory and Commercial Milestone Payment” has the meaning set forth in Section 6.2.1.

1.28 “Development Plan” has the meaning set forth in Section 3.1.2.

1.29 “Disclosing Party” has the meaning set forth in Section 9.1.

1.30 “Dispute” has the meaning set forth in Section 13.5.1.

1.31 “Dollars” or “$” means United States Dollars.

1.32 “Drug Approval Application” means a New Drug Application (an “NDA”) as defined in the FFDCA and the regulations promulgated thereunder (including all additions, supplements, extensions and modifications thereto), or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application (an “MAA”) filed with the EMA pursuant to the centralized approval procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure.

1.33 “Effective Date” has the meaning set forth in the preamble hereto.

1.34 “EMA” means the European Medicines Agency and any successor agency thereto.

1.35 “Escalation Notice” has the meaning set forth in Section 13.5.1.

1.36 “Europe” means the countries comprising the European Economic Area as it may be constituted from time to time, which as of the Effective Date consists of the member countries of the European Union, Iceland, Norway, Liechtenstein, Switzerland and the United Kingdom.

1.37 “European Union” means the economic, scientific and political organization of member states as it may be constituted from time to time, which as of the Effective Date consists of Austria, Belgium, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and that certain portion of Cyprus included in such organization.

1.38 “Executive Officer” means a senior executive of a Party having corporate authority to make decisions regarding this Agreement.

1.39 “Exploit” means, with respect to a product, to use, have used, Develop, have Developed, Manufacture, have Manufactured, import, have imported, Commercialize, have Commercialized or otherwise exploit such product and “Exploitation” means the act of Exploiting a product.

1.40 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.41 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended from time to time.

1.42 “Field” means diagnosis, prevention, and/or treatment of any human disease.

1.43 “First Commercial Sale” means, with respect to a Licensed Product in a country in the Territory, the first sale to a Third Party for monetary value for use or consumption by the general public of such Licensed Product in such country after the applicable Regulatory Authority has approved the Drug Approval Application for such Licensed Product in such country. Sales prior to the approval of the applicable Drug Approval Application, such as so-called “treatment IND sales,” “named patient sales” and “compassionate use sales” shall not constitute a First Commercial Sale.

1.44 “Force Majeure Event” has the meaning set forth in Section 13.1.

1.45 “Generic Entry” has the meaning set forth in Section 6.3.4.

1.46 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by the EMA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable quality guidelines promulgated under the ICH.

1.47 “GLP Tox Study” means a non-clinical study conducted in accordance with GLP to characterize the toxicity profile of a drug by identifying its physiological impact through non-human testing, which may include an assessment of dose and reversibility of any adverse effects.

1.48 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.

1.49 “[***]” means an [***].

1.50 “IND” means an investigational new drug application filed with the FDA for authorization to commence Clinical Studies in the United States (including all additions, supplements, extensions and modifications thereto), or any corresponding foreign application in the Territory.

1.51 “Indemnification Claim Notice” has the meaning set forth in Section 11.3.

1.52 “Indemnified Party” has the meaning set forth in Section 11.3.

1.53 “Indemnifying Party” means the Party from whom indemnification is sought pursuant to Section 11.1 or Section 11.2.

1.54 “Information and Inventions” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, techniques, procedures, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including pre-clinical trial results and Clinical Study results, Manufacturing procedures, test procedures, and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and all other discoveries, developments, inventions, and tangible embodiments of any of the foregoing.

1.55 “Infringement” has the meaning set forth in Section 7.3.1.

1.56 “Infringement Notice” has the meaning set forth in Section 7.3.1.

1.57 “Initial Press Release(s)” has the meaning set forth in Section 9.4.

1.58 “Invoiced Sales” has the meaning set forth in the definition of “Net Sales.”

1.59 “Licensed Compound” means (a) any compound listed on Schedule 1.59 and (b) any other compound directed against a Target or which modulates a Target (i) the making, using,selling or importing of which is covered by a Valid Claim of a Licensed Patent or Derived Patent or (ii) the Development or Manufacture of which by Licensee, its Affiliates or Sublicensees, as applicable, used or incorporated any Licensed Know-How or Transferred Materials, and with respect to each of (a) and (b) any metabolite, salt, ester, hydrate, solvate, isomer, enantiomer, free acid form, free base form, crystalline form, co-crystalline form, amorphous form, pro-drug form, racemate, polymorph, chelate, stereoisomer, tautomer or optically active form of any of the foregoing.

1.60 “Licensed Know-How” means the Information and Inventions Controlled by Sanofi as of the Effective Date set forth on Schedule 1.60, which schedule may be updated by the Parties in accordance with Section 2.5 (Disclosure of Licensed Know-How).

1.61 “Licensed Patents” means the Patents which are Controlled by Sanofi as of the Effective Date of this Agreement and which are solely related to the Licensed Compounds, as set forth on Schedule 1.61, which schedule may be updated by the Parties in accordance with Section 7.2.5 (Omitted Licensed Patents). Licensed Patents also includes anything related to the Patents on Schedule 1.61 that is within the scope of clauses (b), (c), (d) or (e) of the definition of Patents.

1.62 “Licensed Product” means any product containing a Licensed Compound, including all forms, formulations and modes of administration, alone or in combination with one or more other active ingredients, presentations and dosages thereof, and includes any Target 1 Licensed Product and any Target 2 Licensed Product.

1.63 “Licensee” has the meaning set forth in the preamble hereto.

1.64 “Licensee Indemnitees” has the meaning set forth in Section 11.2.

1.65 “Losses” has the meaning set forth in Section 11.1.

1.66 “MAA” has the meaning set forth in the definition of “Drug Approval Application”.

1.67 “Major Markets” has the meaning set forth in Section 3.2.

1.68 “Manufacture” and “Manufacturing” means, with respect to a product, all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, holding, stability testing, quality assurance or quality control of such product or any intermediate thereof.

1.69 “Market Approval” means an approval from a Regulatory Authority of the applicable Drug Approval Application for a Licensed Product.

1.70 “Milestone Event” means each Development, Regulatory and Commercial Milestone Event and Sales Milestone Event.

1.71 “Milestone Payments” means each Development, Regulatory and Commercial Milestone Payment and Sales Milestone Payment.

1.72 “Monetization” means the monetization of all or a portion of Sanofi’s rights to receive royalties and other related payments under this Agreement, including by means of a direct sale (through an auction process or otherwise) or a financing (through a borrowing of loans, an offering of securities or otherwise).

1.73 “NDA” has the meaning set forth in the definition of “Drug Approval Application”.

1.74 “Net Sales” means, for any period, the gross amount invoiced by Licensee or any of its Affiliates or Sublicensees for the sale of a Licensed Product to a Third Party (the “Invoiced Sales”), less deductions for: (a) normal and customary trade, quantity and cash discounts and sales returns, credits, chargebacks, rebates, and allowances; (b) freight, postage, shipping and insurance expenses to the extent that such items are included in the gross amount invoiced; (c) taxes (other than income tax), customs and excise duties and other duties related to the manufacture or sales of Licensed Product, including that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) actually paid and reasonably allocable to the Licensed Product; (d) rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority; and (e) amounts accrued for accounts receivable considered uncollectible (it being understood that any such amounts subsequently recovered will be included in Net Sales for the period recovered), in each case ((a) to (e)) in accordance with Accounting Standards. For purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions of such Licensed Product for pre-clinical or clinical purposes or as samples or for compassionate use, early access or similar purposes, in each case, at or below cost.

In the event that a Licensed Product is sold in any country in the form of a Combination Product, Net Sales of such Combination Product shall be adjusted by multiplying actual Net Sales of such Combination Product in such country calculated pursuant to the foregoing definition of “Net Sales” by the fraction A/(A+B), where A is the average net price in such country of any Licensed Product that contains a Licensed Compound as its sole active ingredient, if sold separately in such country, and B is the average net price in such country of each product that contains an active ingredient other than the Licensed Compound contained in such Combination Product as its sole active ingredient, if sold separately in such country. If either such Licensed Product that contains the Licensed Compound as its sole active ingredients or a product that contains an active ingredient (other than the Licensed Product) in the Combination Product as its sole active ingredient is not sold separately in a particular country, the Parties shall negotiate in good faith a reasonable adjustment to Net Sales in such country that takes into account the medical contribution to the Combination Product, the net price and the label in such country of the Licensed Compound, on the one hand, and all of the other active ingredients, collectively, on the other hand; provided that if, notwithstanding such good faith negotiation, the Parties are unable to agree on an adjustment to Net Sales in such country within [***] after a request by a Party that they negotiate such an adjustment, then either Party shall have the right to submit such matter for resolution pursuant to Section 13.5.

In the case of pharmacy incentive programs, hospital performance incentive programs, chargebacks, disease management programs, similar programs or discounts on portfolio product offerings, all rebates, discounts and other forms of reimbursements shall be allocated among products on the basis on which such rebates, discounts and other forms of reimbursements were actually granted or, if such basis cannot be determined, in accordance with Licensee’s, or its Affiliates’ existing allocation method; provided that any such allocation shall be done in accordance with Applicable Law, including any price reporting laws, rules and regulations.

Licensee’s or any of its Affiliates’ or Sublicensees’ transfer of any Licensed Product to Licensee or an Affiliate or Sublicensee shall not result in any Net Sales unless such Licensed Product is consumed by such Affiliate or Sublicensee in the course of its commercial activities.

1.75 “Non-Controlling Party” has the meaning set forth in Section 7.4.1.

1.76 “Party” and “Parties” each has the meaning set forth in the preamble hereto.

1.77 “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed from any of the foregoing provisional patent applications in clause (a), (c) all patent applications that claim priority to any patent or patent applications in clause (a) or clause (b), including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (d) any and all patents that have issued or in the future issue from any of foregoing patent applications in clause (a), clause (b) or clause (c), including utility models, petty patents and design patents and certificates of invention, and (e) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of any of the foregoing patents or patent applications in clause (a), clause (b), clause (c) or clause (d).

1.78 “Payments” has the meaning set forth in Section 6.8.

1.79 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.80 “Phase I Clinical Study” means a Clinical Study of a Licensed Product that meets the definition of a Phase I study in the Clinical Trial Regulation EU No 536/2014 and for the United States as described in 21 C.F.R. §312.21(a), or its successor regulation, or the equivalent regulation in any other country

1.81 “Phase II Clinical Study” means a Clinical Study of a Licensed Product that meets the definition of a Phase II study in the Clinical Trial Regulation EU No 536/2014 and for the United States as described in 21 C.F.R. §312.21(b), or its successor regulation, or the equivalent regulation in any other country.

1.82 “Product Trademarks” means the Trademark(s) to be used by Licensee or its Affiliates for the Commercialization of the Licensed Products in the Field in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any Trademarks that include any corporate name or logo of the Parties or their Affiliates).

1.83 “Receiving Party” has the meaning set forth in Section 9.1.

1.84 “Registrational Clinical Study” means the earlier of (a) Phase 2 Clinical Study which enables the Licensee to obtain Market Approval of a Licensed Product without conducting a Phase III Clinical Study, and (b) Clinical Study of Licensed Product that meets the definition of a Phase III study in the Clinical Trial Regulation EU No 536/2014 and for the United States as described in 21 C.F.R. §312.21(c), or its successor regulation, or the equivalent regulation in any other country.

1.85 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of a Licensed Compound or a Licensed Product in the Territory.

1.86 “Regulatory Documentation” means all (a) applications (including all INDs and Drug Approval Applications), registrations, licenses, authorizations and approvals (including all Market Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, Adverse Event files and complaint files and (c) Clinical Data and any other data contained in any of the foregoing, in each case ((a), (b) and (c)), relating to the Licensed Product.

1.87 “Regulatory Exclusivity” means any period of data or market exclusivity granted or otherwise authorized in respect of a Licensed Product, other than as a result of a Patent, that prohibits a Person from (a) relying on safety or efficacy data generated by or on behalf of a Party with respect to such Licensed Product in an application for regulatory approval of a Generic Product, or (b) Commercializing a Licensed Product, including any such period under the FFDCA, European Parliament and Council Regulations (EC) Nos. 726/2004, 141/2000 and 1901/2006, or national implementations of Article 10 of Directive 2001/83/EC, and all equivalents (in the United States, European Union or elsewhere) of any of the foregoing.

1.88 “Restricted Compound” means any [***].

1.89 “Restricted Period” has the meaning set forth in Section 2.8.

1.90 “Royalty Term” means, with respect to each Licensed Product on a country-by-country basis and on a Licensed Product-by-Licensed Product basis, the period beginning on the date of the First Commercial Sale of such Licensed Product in such country, and ending on the latest to occur of: (a) expiry of the last Valid Claim of a Licensed Patent or Derived Patent that would, absent a license granted hereunder, be infringed by the Exploitation of such Licensed Product in such country; (b) the expiration of Regulatory Exclusivity in such country for such Licensed Product; and (c) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country.

1.91 “Sales Milestone Event” has the meaning set forth in Section 6.2.2.

1.92 “Sales Milestone Payment” has the meaning set forth in Section 6.2.2.

1.93 “Sanofi” has the meaning set forth in the preamble hereto.

1.94 “Sanofi Indemnitees” has the meaning set forth in Section 11.1.

1.95 “Securities Regulator” has the meaning set forth in Section 9.2.3.

1.96 “Service Provider” means a Person retained by Licensee to perform services but which Person is not granted any sublicense of any rights hereunder (other than solely to perform such services).

1.97 “Sublicensee” means a Third Party Person (other than a Service Provider) that is granted a sublicense by Licensee in accordance with Section 2.3.

1.98 “Target” means any of Target 1 or Target 2.

1.99 “Target 1” means (a) the molecule described on Schedule 1.99, (b) any co-factors associated with the molecule in (a); (c) any portion or fragment of any molecule in (a) or (b); and (d) any naturally occurring variant of any of the foregoing in (a)-(c), including any mutated form or any post-translationally modified form.

1.100 “Target 1 Licensed Product ” means a Licensed Product that modulates Target 1.

1.101 “Target 2” means (a) the molecule described on Schedule 1.101, (b) any co-factors associated with the molecule in (a); (c) any portion or fragment of any molecule in (a) or (b); and (d) any naturally occurring variant of any of the foregoing in (a)-(c), including any mutated form or any post-translationally modified form.

1.102 “Target 2 Licensed Product ” means a Licensed Product that activates Target 2.

1.103 “Term” has the meaning set forth in Section 12.1.

1.104 “Termination Notice Period” has the meaning set forth in Section 12.2.

1.105 “Territory” means the entire world.

1.106 “Third Party” means any Person other than Sanofi, Licensee and their respective Affiliates.

1.107 “Third Party Claims” has the meaning set forth in Section 11.1.

1.108 “Third Party License” has the meaning set forth in Section 6.3.3.

1.109 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.

1.110 “Transferred Materials” has the meaning set forth in Section 2.6.

1.111 “Upfront Payment” has the meaning set forth in Section 6.1.

1.112 “Valid Claim” means (a) any claim of an issued and unexpired patent in any country that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; or (b) any claim of a pending patent application that is being prosecuted in good faith, has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application, and has been pending for no more than [***] from its earliest priority date.

ARTICLE 2

GRANT OF RIGHTS

2.1 Grants to Licensee. Subject to all other terms and conditions of this Agreement, Sanofi hereby grants to Licensee an exclusive (including with regard to Sanofi and its Affiliates) license under the Licensed Patents and to use the Licensed Know-How to Exploit the Licensed Compounds and the Licensed Products in the Field in the Territory.

2.2 Retention of Rights. Sanofi retains, on behalf of itself and its Affiliates, rights to use the Licensed Know-How to conduct non-clinical Development of, and to manufacture, compounds other than the Licensed Compound or the Licensed Products. In addition, Sanofi has the right to retain a minimal quantity of Licensed Compounds as required by its quality assurance policies, and to use such Licensed Compounds only for any use outside the Field [***].

2.3 Sublicenses. The rights and licenses granted to Licensee under Section 2.1 may be sublicensed to one or more Affiliates of Licensee or one or more Third Parties, provided that (a) Licensee shall remain liable to Sanofi for the performance under this Agreement despite any such sublicensing, and (b) Licensee will provide Sanofi with a copy of each sublicense agreement with a Sublicensee within [***] of being executed, which may be redacted of any terms not necessary to confirm compliance with this Agreement.

2.4 No Implied Rights. Neither Party, nor its Affiliates, shall have any right, express or implied, with respect to any property of the other Party (including in the case of Sanofi, the Licensed Patents or the Licensed Know-How), except as expressly provided under this Agreement.

2.5 Disclosure of Licensed Know-How. Sanofi shall disclose and make available to Licensee the Licensed Know-How within [***] after the Effective Date by granting the Licensee download rights to the data room from which the Licensed Know-How may be accessed. Licensed Know-How will be provided in openable electronic files and in the language in which it was created. Licensee shall complete its download of the Licensed Know-How within [***] after having been granted download rights to unprotected files of all Licensed Know-How. If Sanofi or any of its Affiliates or Licensee identifies any particular Information and Inventions Controlled by Sanofi or its Affiliates as of the Effective Date that may have been omitted from the list of Licensed Know-How, then Sanofi shall use reasonable efforts to provide the omitted items of Licensed Know-How to Licensee as soon as practicable and Schedule 1.60 (Licensed Know-How) shall be updated by the Parties accordingly as soon as practicable.

2.6 Transferred Materials. Sanofi hereby assigns to Licensee all of its right, title and interest in and to the materials listed on Schedule 2.6 (Transferred Materials) (the “Transferred Materials”), which Sanofi shall deliver (EXW (Incoterms® 2020) the facility specified in such Schedule 2.6) promptly after having received from Licensee all information necessary to effectuate the delivery (including without limitation delivery address, contact name(s) and customs information). Licensee shall bear all shipping costs, including insurance, customs duties and any transfer tax that may become due in connection with the delivery of the Transferred Materials. The Parties agree that the Transferred Materials shall be used by Licensee, its Affiliates and Sublicensees solely to Exploit the Licensed Compound and the Licensed Products in the Field in the Territory. [***].

2.7 Technical Assistance. Beginning on the Effective Date, Sanofi will make relevant personnel available to answer Licensee’s reasonable technical questions regarding the Licensed Compounds and Licensed Know-How to the extent such expertise is available within Sanofi or its Affiliates. Such technical assistance will be provided at no cost to Licensee for no more than [***] for no more than [***]. Beginning at the expiry of such [***] period, Sanofi will provide additional technical assistance as reasonably requested by Licensee for no more than [***] for no more than [***]. Sanofi may request Licensee to pay for such additional assistance on an FTE basis at the rate of $[***] per hour. Sanofi shall issue invoices, including number of hours and date, for such technical assistance setting forth the dates on which such assistance was rendered.

2.8 Exclusivity. For [***] beginning on the Effective Date (the “Restricted Period”), Sanofi and its Affiliates will not, directly or through a Third Party, and will not grant a Third Party any rights to, Develop, Manufacture or Commercialize any Restricted Compound for use in [***]; provided however that if during the Restricted Period Sanofi acquires a Restricted Compound as part of any acquisition of a business or other transaction, Sanofi may continue to Develop, Manufacture or Commercialize such Restricted Compound for a period of [***] after the Closing of such acquisition, during which [***] period it shall, in its sole discretion, either (a) (A) wind-up or (B) decide to suspend such activities until the end of the Restricted Period and complete such suspension by the end of such [***] period or (b) divest its rights in such Restricted Compound, whether through a sale, license or other transfer, and further provided that Sanofi shall (i) conduct such activities independently of any activities under this Agreement, (ii) not use any Licensed Patents, Licensed Compounds, Licensed Know-How or Confidential Information of Licensee in the conduct of such Development, Manufacturing or Commercialization activities with respect to any such Restricted Compound, (iii) establish reasonable internal safeguards designed to ensure that the foregoing requirements are satisfied and (iv) not use in such activities any individuals who conducted any activities with respect to any Licensed Compounds, Licensed Know-How or Licensed Patents.

ARTICLE 3

DEVELOPMENT AND REGULATORY

3.1 Development.

3.1.1. In General. Licensee shall be solely responsible for Development of the Licensed Products in the Field in the Territory at its own cost and expense.

3.1.2. Development Plans. Schedule 3.1.2 sets forth (a) an initial plan to Develop the Licensed Compounds directed against Target 1 and Target 1 Licensed Products in the Field in the Territory and (b) an initial plan to Develop the Licensed Compounds directed against Target 2 and Target 2 Licensed Products in the Field in the Territory (each such plan in (a) and (b), and any update thereto, a “Development Plan”, and collectively the “Development Plans”), reflecting those Development activities that Licensee believes, in good faith, are required in order for Licensee to satisfy its obligations under Section 3.2 (Development Diligence). Licensee shall include in its annual report to be delivered pursuant to Section 3.3 (Reports), an update to the Development Plans which will include a reasonably detailed summary of [***]. The Development Plans are the Confidential Information of Licensee.

3.2 Development Diligence. Licensee shall use Commercially Reasonable Efforts (itself or with or through its Affiliates and/or Sublicensees) to Develop and obtain Market Approval for [***].

3.3 Reports. Licensee shall deliver to Sanofi an annual Development report no later than [***] after the end of each Calendar Year, which report shall include (a) a summary of Development activities conducted in such Calendar Year and (b) [***] and (c) [***]. Licensee’s obligation to submit annual development reports in accordance with this Section 3.3. (Reports) shall lapse when Licensee has paid Sanofi all Development, Regulatory and Commercial Milestone Payments.

3.4 Records. Licensee shall maintain (and cause its Affiliates, Sublicensees and Service Providers to maintain) Development records in sufficient detail to comply with Applicable Law. Such records and documentation shall reflect all work done and results achieved in the performance of the applicable Development activities in a manner appropriate for any regulatory purpose and, when applicable, for use in connection with Patent filings, prosecution and maintenance. Such records and documentation shall be retained for at least [***] or such longer period as may be required by Applicable Law.

3.5 Subcontracting. Licensee may retain Service Providers to conduct Development activities on its behalf provided that (a) Licensee shall oversee the performance by its Service Providers of the subcontracted activities, (b) Licensee shall remain liable to Sanofi for the performance of all Development activities hereunder, despite any such subcontracting, and (c) any agreement pursuant to which Licensee retains any Service Provider must be in writing and be consistent with the relevant provisions of this Agreement.

3.6 Compliance. Licensee shall perform (and shall cause its Affiliates and require its Sublicensees and Service Providers to perform) all of its Development activities for Licensed Compounds and Licensed Products in a good scientific manner and in compliance with the terms of this Agreement and all Applicable Laws.

3.7 Regulatory. Licensee shall be solely responsible for conducting all activities directed to obtaining Market Approval for the Licensed Products throughout the Territory including (a) preparing, obtaining and maintaining all Drug Approval Applications and any other Regulatory Documentation and (b) conducting communications with the Regulatory Authorities at its own cost and expense.

ARTICLE 4

COMMERCIALIZATION

4.1 In General. Licensee shall, subject to Section 4.2, have sole control over and final decision-making authority with respect to the Commercialization of the Licensed Products in the Field in the Territory at its own cost and expense.

4.2 Commercialization Diligence. Licensee shall use Commercially Reasonable Efforts (itself or with or through its Affiliates and/or Sublicensees) to Commercialize each Licensed Product in each indication in each Major Market in which Market Approval had been granted for such Licensed Product for such indication.

4.3 Subcontracting. Licensee may retain Service Providers to conduct Commercialization activities on its behalf provided that (a) Licensee shall oversee the performance by its Service Providers of the subcontracted activities, (b) Licensee shall remain liable to Sanofi for the performance of all Commercialization activities hereunder, despite any such subcontracting, and (c) any agreement pursuant to which Licensee retains any Service Provider must be in writing and be consistent with the relevant provisions of this Agreement.

4.4 Compliance. Licensee shall perform (and shall cause its Affiliates and require its Sublicensees and Service Providers to perform) all of its Commercialization activities for Licensed Products in compliance with the terms of this Agreement and all Applicable Laws.

4.5 Sales and Distribution. Licensee shall have sole control over and decision-making authority with respect to invoicing, collection and booking sales, establishing all terms of sale (including pricing and discounts) and warehousing and distributing the Licensed Products in the Field in the Territory and all related services. Licensee shall have sole control over and decision-making authority with respect to handling all returns, recalls and withdrawals, order processing, inventory and receivables with respect to the Licensed Product in the Territory.

ARTICLE 5

MANUFACTURE AND SUPPLY

5.1 In General. As between the Parties, Licensee shall be solely responsible for Manufacture of the Licensed Compounds and Licensed Products at its own cost and expense.

5.2 Subcontracting. Licensee may retain Service Providers to conduct Manufacturing activities on its behalf provided that (a) Licensee shall oversee the performance by its Service Providers of the subcontracted activities, (b) Licensee shall remain liable to Sanofi for the performance of all Manufacturing activities hereunder, despite any such subcontracting, and (c) any agreement pursuant to which Licensee retains any Service Provider must be in writing and be consistent with the relevant provisions of this Agreement.

5.3 Compliance. Licensee shall perform (and shall cause its Affiliates and require its Sublicensees and Service Providers to perform) all of its Manufacturing activities for Licensed Compounds and Licensed Products in a good scientific manner and in compliance with the terms of this Agreement and all Applicable Laws.

ARTICLE 6

PAYMENTS

6.1 Upfront Payment. Licensee shall pay Sanofi Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) (the “Upfront Payment”), which payment shall be nonrefundable and non-creditable against any other payments due hereunder, within ten (10) Business Days of the Effective Date.

6.2 Milestones.

6.2.1. Development, Regulatory and Commercial Milestones. Licensee shall notify Sanofi of the first achievement of each milestone event set forth below (each a “Development, Regulatory and Commercial Milestone Event”) within [***] of achievement thereof. Licensee shall pay Sanofi the following non-refundable, non-creditable milestone payments (each a “ Development, Regulatory and Commercial Milestone Payment”) within [***] after receipt of invoice therefor from Sanofi, which invoice Sanofi will provide to Licensee following receipt of notice of the achievement of the corresponding Development, Regulatory and Commercial Milestone Event from Licensee. Each such milestone will be payable only once.

	Development, Regulatory and Commercial Milestone Event	Development, Regulatory and Commercial Milestone Payment
		Target 1 Licensed Product	Target 2 Licensed Product
1	The earlier of (a) [***] or (b) [***].	$[***]	$[***]
2	[***]	$[***]	$[***]
3	[***]	$[***]	$[***]
4	[***]	$[***]	$[***]
5	[***]	$[***]	$[***]
6	[***]	$[***]	$[***]
7	[***]	$[***]	$[***]
8	[***]	$[***]	$[***]

Each of the above Development, Regulatory and Commercial Milestone Payments will be payable one time for the first Target 1 Licensed Product and one time for the first Target 2 Licensed Product to achieve the applicable Development, Regulatory and Commercial Milestone Event; provided however that, if Licensee receives a milestone payment from any Sublicensee for achievement of any Development, Regulatory and Commercial Milestone Event, Sanofi will receive the larger of the corresponding sublicensing revenue payment under Section 6.4 and the Development, Regulatory and Commercial Milestone Payment above, but not both such payments.

In the event that a later Development, Regulatory and Commercial Milestone Event for a Licensed Product is achieved before a prior one of numbers 1-4 in the table above (for example, Development, Regulatory and Commercial Milestone Event #3, prior Development, Regulatory and Commercial Milestone Event #2), then each such later Development, Regulatory and Commercial Milestone Event shall be deemed to be the achievement of each prior Development, Regulatory and Commercial Milestone Event numbers 1-4.

6.2.2. Sales Milestones. Licensee shall notify Sanofi of the first achievement of each milestone event set forth below (each a “Sales Milestone Event”) within [***] of the end of the Calendar Year in which such milestone is achieved. Licensee shall pay Sanofi the following non-refundable, non-creditable milestone payments (each a “Sales Milestone Payment”) within [***] after receipt of invoice therefor from Sanofi, which invoice Sanofi will provide to Licensee following receipt of Licensee’s notice of the achievement of the corresponding Sales Milestone Event. Licensee shall pay Sanofi the following one-time Sales Milestone Payments on annual Net Sales of the applicable Licensed Product in the Territory in all indications in a Calendar Year on a Licensed Product-by-Licensed Product basis:

	Sales Milestone Event	Sales Milestone Payment
		Target 1 Licensed Product	Target 2 Licensed Product
A	Territory-wide Net Sales of each Licensed Product in a Calendar Year of at least $[***]	$[***]	$[***]
B	Territory-wide Net Sales of each Licensed Product in a Calendar Year of at least $[***]	$[***]	$[***]
C	Territory-wide Net Sales of each Licensed Product in a Calendar Year of at least $[***]	$[***]	$[***]

In the event that Sales Milestone Event B is achieved in the same Calendar Year as Sales Milestone Event A, or that Sales Milestone Event C is achieved in the same Calendar Year as Sales Milestone Event B, then such earlier Sales Milestone Event (A or B, as applicable), shall be deemed to have been achieved; provided however that Licensee shall only be required to remit payment for one Sales Milestone Event in any single Calendar Year and may defer payment of a second or third Sales Milestone Event achieved in the same year as a first Sales Milestone Event to the following year.

6.2.3. Determination that Milestone Events Have Occurred. In the event that, notwithstanding the fact that Licensee has not provided Sanofi notice of achievement of a particular Milestone Event as provided above, Sanofi believes that any such Milestone Event has been achieved by Licensee or its Affiliates or Sublicensees, then it shall so notify Licensee in writing and the Parties shall promptly meet and discuss in good faith whether such Milestone Event has been achieved. The achievement of any Milestone Event by an Affiliate of Licensee shall trigger the corresponding Milestone Payment as if such Milestone Event had been achieved by Licensee. Any dispute under this Section 6.2.3 regarding whether or not a Milestone Event has been achieved shall be subject to resolution in accordance with Section 13.5.

6.3 Royalties.

6.3.1. Royalty Rates. Licensee shall pay Sanofi a royalty on Net Sales of each Licensed Product in the Territory for each Calendar Year (or partial Calendar Year) during the Royalty Term, on a Licensed Product-by-Licensed Product basis, as follows:

That portion of Net Sales of each Licensed Product in the Territory in a Calendar Year that is:	royalty rate
	Target 1 Licensed Product		Target 2 Licensed Product
Less than or equal to $[***]	[	***]%	[	***]%
Greater than $[***] but less than or equal to $[***]	[	***]%	[	***]%

That portion of Net Sales of each Licensed Product in the Territory in a Calendar Year that is:	royalty rate
	Target 1 Licensed Product		Target 2 Licensed Product
Greater than $[***]	[	***]%	[	***]%

6.3.2. Royalty Rate Adjustment. The royalty rates payable pursuant to Section 6.3.1 above will be reduced on a Licensed Product-by-Licensed Product, and country-by-country basis by [***] on each Licensed Product (a) not covered by a Valid Claim of any Licensed Patent or Derived Patent or (b) for which any period of Regulatory Exclusivity had lapsed, in each case in such country.

6.3.3. Third Party Intellectual Property. On a Licensed Product-by-Licensed Product and country-by-country basis, if Licensee or any of its Affiliates or Sublicensees, as applicable, obtains a license from any Third Party to a Patent or Information or Inventions controlled by such Third Party (a “Third Party License”) in order to Exploit any Licensed Product in such country, then the royalty payment that would otherwise be due to Sanofi in any Calendar Quarter shall be reduced, on a Calendar Quarter-by-Calendar Quarter basis, by [***] of any payment that Licensee or any of its Affiliates or Sublicensees must pay to such Third Party in such Calendar Quarter in consideration for such license. Licensee will make copies of each such Third Party License, which may be redacted of any information not necessary to confirm the payment amount and applicability of such Third Party License, available in connection with any audit conducted in accordance with Section 6.11 (Audit).

6.3.4. Royalty Adjustment for Generic Entry. On a Licensed Product-by-Licensed Product and country-by-country basis, if in any Calendar Quarter during the Royalty Term following introduction of a generic product in a country (“Generic Entry”), the Net Sales of Licensee (or its Affiliates or Sublicensees) for such Licensed Product in such country after Generic Entry is reduced by [***] or more compared to the Net Sales of such Licensed Product in the calendar quarter immediately preceding Generic Entry, then the Net Sales amount relating to the relevant Licensed Product shall be reduced by [***] for the purpose of calculating the royalty payment owed to Sanofi, for as long as the Net Sales remains reduced by [***] compared to the Net Sales in the calendar quarter immediately preceding Generic Entry. For the purposes of this Section 6.3.4, “generic product” means, with respect to a Licensed Product sold by Licensee (or its Affiliates or Sublicensees, as applicable), a pharmaceutical product containing the same Licensed Compound as such Licensed Product (and the same other active ingredient(s), as applicable, in the case of a Combination Product) which is marketed by a Person other than Licensee, or its Affiliates or Sublicensee for the same indication as Licensee, its Affiliates or Sublicensees is marketing a Licensed Product.

6.3.5. Limitation. Notwithstanding any provision to the contrary set forth in this Agreement, the royalty payments that would otherwise be due to Sanofi pursuant to Section 6.3.1 with respect to a particular Calendar Quarter shall not be reduced by more than [***] by operation of Section 6.3.2, Section 6.3.3 and Section 6.3.4. Licensee may carry forward to subsequent Calendar Quarters any amounts it could not deduct as a result of the application of the preceding sentence.

6.4 Sublicense Revenue Sharing. Licensee shall pay Sanofi a percentage of all non-royalty sublicense revenue payable to Licensee from a Sublicensee in consideration for the grant of a sublicense under the Licensed Patents and Licensed Know-How, which will include [***], but will not include [***]. Notwithstanding the foregoing, if a Sublicensee fails to pay any particular non-royalty sublicense revenue payment on account of a potential dispute between Licensee and such Sublicensee with respect to such payment, then Licensee shall notify Sanofi promptly upon becoming aware of the potential dispute and shall not be obligated to pay the applicable percentage of such payment to Sanofi unless and until Licensee receives the disputed payment. The percentage of sublicense or transfer revenue payable by Licensee to Sanofi will be (a) [***]% for any sublicense granted prior to the [***], (b) [***]% for any sublicense granted thereafter but prior to [***], and (c) [***]% for any sublicense granted thereafter but prior to [***].

6.5 Transer Revenue Sharing. In the event that Licensee assigns this Agreement and its rights to the Licensed Patents, Licensed Know and Transferred Materials to any Third Party, (i) prior to the [***], whether alone or as part of a transaction with other discrete assets of Licensee, but not as part of a Change of Control of Licensee, or (ii) from and after the [***], in a transaction that involves the transfer of Licensee’s assets related to the Licensed Products but not any assets related to other programs of Licensee, and not as part of a Change of Control of Licensee, then in each case (i) and (ii), Licensee shall pay Sanofi (a) [***]% of the revenue received (less transaction costs) for any transfer that is Closed prior to the [***], (b) [***]% of the revenue received (less transaction costs) for transfer that is Closed thereafter but prior to [***], and (c) [***]% of the revenue received (less transaction costs) for any transfer that is Closed thereafter but prior to [***]; provided further that where under the preceding clause (i) Licensee assigns this Agreement and its rights to the Licensed Patents, Licensed Know and Transferred Materials to any Third Party in the same transaction with other discrete assets of Licensee, the percentages above shall apply only to the revenue received from such transfer which is allocated to the Licensed Patents, Licensed Know and Transferred Materials as determined by a Third Party valuation expert retained by Licensee and reasonably acceptable to Sanofi to determine such value.

6.6 Payment Dates and Reports. Royalty payments shall be made by Licensee within [***] after the end of each Calendar Quarter commencing with the Calendar Quarter in which the first day of the first Royalty Term for the first Licensed Product occurs. Licensee shall also provide to Sanofi, within [***] after the end of each Calendar Quarter for which a royalty payment is due, a report showing: (a) the Invoiced Sales and Net Sales of the Licensed Products by country in the Territory and in the aggregate throughout the Territory; (b) the itemized deductions from Invoiced Sales to Net Sales; (c) applicable royalty rates for the Licensed Products; (c) the exchange rates used in calculating any of the foregoing; (d) a calculation of the amount of royalty due to Sanofi, taking into account any adjustments and reductions under Section 6.3 and any Combination Product allocations, and (e) date of First Commercial Sale.

6.7 Mode of Payment; Currency Conversion.

(a) All payments to Sanofi under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as Sanofi may from time to time designate on notice to Licensee.

(b) If any currency conversion shall be required in connection with any payment hereunder, then such conversion shall be made by using the rate of exchange used by Licensee in its financial reporting in accordance with Accounting Standards.

6.8 Taxes. The Upfront Payment, Milestone Payments and other amounts payable by Licensee to Sanofi pursuant to this Agreement (“Payments”) shall not be reduced on account of any taxes unless required by Applicable Law. Sanofi shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by Licensee) levied on account of, or measured in whole or in part by reference to, any Payments it receives. Licensee shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if Sanofi is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, then it may deliver to Licensee or the appropriate governmental authority (with the assistance of Licensee to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Licensee of its obligation to withhold tax, and Licensee shall apply the reduced rate of withholding, or dispense with withholding, as the case may be; provided that Licensee has received evidence, in a form reasonably satisfactory to Licensee, of Sanofi’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] prior to the time that the Payments are due. If, in accordance with the foregoing, Licensee withholds any amount, then it shall pay to Sanofi the balance when due or make timely payment to the proper taxing authority of the withheld amount and send to Sanofi proof of such payment within [***] following such payment. Licensee shall be responsible for any sales or other similar tax that Sanofi may be required to collect with respect to the Payments.

6.9 Interest on Late Payments. If any Payment due to Sanofi under this Agreement is not paid in full when due, then Licensee shall pay interest thereon at an annual rate (but with interest accruing on a daily basis) of [***], such interest to run from the date upon which payment of such amount became due until payment thereof in full.

6.10 Financial Records. Licensee shall, and shall cause its Affiliates and require its sub-licensees to, keep complete and accurate books and records pertaining to the sale of the Licensed Products, including books and records of Invoiced Sales (including any deductions therefrom) and Net Sales of the Licensed Products in the Territory and any royalties paid to a Third Party pursuant to a Third Party License. Licensee shall, and shall cause its Affiliates and Sublicensees to, retain such books and records, until the later of [***] after the end of the period to which such books and records pertain and the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.

6.11 Audit. At the request of Sanofi, Licensee shall, and shall cause its Affiliates to, permit an independent certified public accountant retained by Sanofi and reasonably acceptable to Licensee, during regular business hours and upon at least [***] written notice, to audit the books and records maintained pursuant to Section 6.10. Licensee will conduct similar audits of its Sublicensees at Sanofi’s request and expense. Such audits may not (a) be conducted for any Calendar Quarter more than [***] after the end of such Calendar Quarter, (b) be conducted more than once in any twelve (12)-month period (unless a previous audit during such twelve (12)-month period revealed an underpayment with respect to such period or Licensee restates or revises such books and records for such twelve (12)-month period), or (c) be repeated for any Calendar Quarter. The accountant shall disclose to Sanofi only whether there was a discrepancy in any royalty report and if so, the amount of the discrepancy and any overpayment or underpayment. Except as provided below, the cost of any audit shall be borne by Sanofi, unless the audit reveals a variance of more than [***]% from the reported amounts for the audited period, in which case Licensee shall bear Sanofi’s reasonable out-of-pocket costs of the audit. Unless disputed pursuant to Section 6.12, if such audit concludes that additional payments were owed or that excess payments were made during such period, Licensee shall pay the additional amounts, with interest from the date originally due as provided in Section 6.9, within [***] after the date on which such audit is completed and the conclusions thereof are notified to the Parties, or Licensee shall deduct such excess payments from future payments owed Sanofi, as the case may be.

6.12 Audit Dispute . In the event of a dispute over the results of any audit conducted pursuant to Section 6.11, Sanofi and Licensee shall work in good faith to resolve such dispute. If the Parties, through negotiations of the Executive Officers, are unable to reach a mutually acceptable resolution of any such dispute within [***] of delivery of notice of dispute, then the dispute shall be submitted for resolution to a certified public accounting firm selected by the Parties mutually (the “Accountant”), acting as an expert and not an arbitrator, or failing such agreement, as the Chairman of the International Chamber of Commerce (or such other body as the Parties may mutually agree), may nominate. The decision of the Accountant shall be final and the costs of such dispute resolution as well as the initial audit shall be borne between the Parties in such manner as the Accountant shall determine. No later than [***] after such decision and in accordance with such decision, Licensee shall pay the additional royalty payments, if any are determined to be owed, with interest from the date originally due as provided in Section 6.9.

6.13 Confidentiality. Sanofi shall treat all information subject to review under this Article 6 as Confidential Information of Licensee in accordance with the confidentiality provisions of Article 9 and Sanofi shall cause the independent public accountant retained by Sanofi pursuant to Section 6.11 or the Accountant, as applicable, to enter into a reasonably acceptable confidentiality agreement with Licensee that includes an obligation to retain all such financial information in confidence.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Ownership of Arising Information and Inventions. Licensee shall own and retain all right, title and interest in and to any and all Information and Inventions that are conceived, discovered, developed or otherwise made by or on behalf of Licensee or its Affiliates under, or in the performance of its obligations or exercise of its rights under, this Agreement, whether or not patented or patentable, and any and all Patents and other property rights with respect thereto.

7.2 Prosecution and Maintenance of Patents.

7.2.1. Licensed Patents. Licensee shall have the first right to prepare, file, prosecute, and maintain the Licensed Patents in the Territory, at its sole expense and discretion using reasonable care and skill and using counsel reasonably acceptable to Sanofi; provided that in no event shall Licensee take any actions with respect to any Licensed Patent that would be reasonably expected to materially weaken or reduce the scope or coverage of such Licensed Patent, unless such action is reasonably necessary to advance the prosecution of such Licensed Patent. Licensee shall, pursuant to a common interest agreement to be promptly executed by the Parties upon the request of either Party, provide Sanofi copies of correspondence regarding the prosecution and maintenance of Licensed Patents if so requested by Sanofi. If Licensee plans to abandon any Licensed Patent in the Territory, it may only do so without Sanofi’s prior consent if Licensee concurrently files another Licensed Patent in the same jurisdiction disclosing the same subject matter and having the same priority claim and such concurrently filed Licensed Patent, when considered with all other Licensed Patents and Derived Patents, would not materially diminish Sanofi’s economic benefits provided by all Licensed Patents and Derived Patents prior to such abandonment. If Licensee abandons a Licensed Patent other than in accordance with the preceeding sentence, Licensee shall notify Sanofi in writing at least [***] in advance of the final due date of any payment or other action that is required to prosecute and maintain such Licensed Patent, and Sanofi shall have the right to assume responsibility for prosecution and maintenance of such Licensed Patent at Sanofi’s sole expense and discretion, and all licenses under such Licensed Patent granted in Section 2.1 shall terminate upon delivery of such notice.

7.2.2. Derived Patents. As betwen the Parties, all Derived Patents shall be solely owned by Licensee. Licensee shall have the sole right to prepare, file, prosecute, maintain, enforce and defend (including with respect to related interference, re-issuance, re-examination and opposition proceedings) any Derived Patent in the Territory, at its sole expense and discretion using reasonable care and skill, and to retain all recoveries in connection with any such enforcement.

7.2.3. Cooperation. Sanofi will cooperate with Licensee to file Derived Patents, and in connection with Licensee’s exercise of its rights and observation of its obligations with respect to Licensed Patents under Section 7.2.1, by providing evidence of assignment of rights from Sanofi’s inventor employees or former employees, within [***] of receiving Licensee’s written request for such assignment, at Licensee’s cost and expense. In addition, Sanofi shall use reasonable efforts to make its inventor employees available and to provide information requested by Licensee in connection with its prosecution of Licensed Patents and Derived Patents, at Licensee’s cost and expense.

7.2.4. Patent Term Extension and Supplementary Protection Certificate. Licensee shall have the sole right to apply for patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable, for the Licensed Patents and Derived Patents in any country in the Territory, at its sole cost and expense. Licensee shall provide Sanofi with a plan for seeking patent term extensions at least [***] in advance of making any application for same, and Licensee shall take into consideration comments on such plan received from Sanofi. Sanofi shall provide reasonable assistance in connection with any application for any patent term extensions as reasonably requested by Licensee.

7.2.5. Omitted Licensed Patents. If after the Effective Date, Licensee becomes aware of a Patent in a country in the Territory which it believes Sanofi or its Affiliates may have Controlled as of the Effective Date and which Patent may have been omitted from Schedule 1.61 (Licensed Patents), Licensee shall so notify Sanofi. Within [***] of receipt of Licensee’s notice in accordance with the preceding sentence, Sanofi shall either (a) notify Licensee that such Patents was not Controlled by it as of the Effective Date, or (b) provide an update to Schedule 1.61 (Licensed Patents) to include such Patent. If after the Effective Date, Sanofi becomes aware that a Patent in a country in the Territory which it Controlled as of the Effective Date may have been omitted from Schedule 1.61 (Licensed Patents), Sanofi shall as soon as practicable provide Licensee with an update to Schedule 1.61 (Licensed Patents) to include such Patent.

7.3 Enforcement of Patents.

7.3.1. Notice. In the event either Party becomes aware of (a) any suspected infringement of any Licensed Patents or (b) any certification filed under the Hatch-Waxman Act claiming that any Licensed Patents are invalid or unenforceable or claiming that any Licensed Patents would not be infringed by the making, use, offer for sale, sale or import of a product for which an application under the Hatch-Waxman Act is filed, or any equivalent or similar certification or notice in any other jurisdiction in the Territory (each of clauses (a) and (b), an “Infringement”), such Party shall promptly notify the other Party and provide it with the details of such Infringement of which it is aware (each, an “Infringement Notice”).

7.3.2. Licensed Patents in the Territory. Licensee shall have the first right, but not the obligation, through counsel of its choosing, to initiate an infringement action with respect to any Infringement of any Licensed Patents at its sole cost and expense. Licensee may, subject to Section 2.3, grant the infringing Third Party a sublicense as it deems appropriate. If Licensee does not initiate such an infringement action within [***] (or [***] in the case of any Infringement described in clause (b) of the definition thereof) of learning of such Infringement, or earlier notifies

Sanofi in writing of its intent not to so initiate an action, and Licensee has not granted such infringing Third Party rights and licenses to continue its otherwise infringing activities, then Sanofi shall have the right, but not the obligation, to bring such an action. If Licensee has commenced negotiations with an alleged infringer to discontinue such infringement within such [***] or [***] period, as applicable, referred to in the preceding sentence, Sanofi may not bring suit for such Infringement.

7.3.3. Settlement. The Party that controls the enforcement of a given Infringement claim pursuant to Section 7.3.2 also shall have the right to control settlement of such claim; provided that no settlement shall be entered into without the prior consent of the other Party, which consent shall not be unreasonably withheld, if such settlement would adversely affect or diminish the rights or benefits of the other Party under this Agreement, or impose any new obligations or adversely affect any obligations of the other Party under this Agreement.

7.3.4. Cooperation. In the event a Party is entitled to and brings an infringement action in accordance with this Section 7.3, the non-controlling Party shall provide reasonable assistance and cooperation, if requested by the controlling Party at its cost, including being joined as a party plaintiff in such action, providing reasonable access to relevant documents and other evidence and making its employees reasonably available at reasonable business hours. If a Party pursues an action against such alleged Infringement, then it shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken to preclude such infringement.

7.3.5. Costs and Recovery. Any damages or other amounts collected from any such Infringement action shall be first allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be allocated as follows: (a) if Sanofi is the controlling Party, such remainder shall be shared [***], or (b) if Licensee is the controlling Party, such remainder will be [***].

7.4 Infringement Claims by Third Parties.

7.4.1. Defense of Third Party Claims. If a Third Party asserts that a Patent or other intellectual property right owned or otherwise controlled by it is infringed by the Exploitation of the Licensed Products in the Field in the Territory, the Party first made aware of such a claim shall promptly provide the other Party written notice of such claim along with the related facts in reasonable detail. Licensee shall have the first right, but not the obligation, to control the defense of such claim, at its sole cost and expense. If Licensee fails to assume control of the defense of such claim within [***] after receiving notice thereof from, or giving notice thereof to, Sanofi pursuant to the first sentence of this Section 7.4.1, then Sanofi shall have the right, but not the obligation, to defend against any such claim that is filed against Sanofi (but not Licensee), at its sole cost and expense. Notwithstanding the foregoing, the Party controlling such defense (the “Controlling Party”) shall not be entitled to assert a claim or counterclaim against such Third Party based on the Patents or other intellectual property rights owned or otherwise controlled by the other Party (the “Non-Controlling Party”) without the prior written consent of the Non-Controlling Party, such consent not to be unreasonably conditioned, withheld or delayed. The Non-Controlling Party shall cooperate with the Controlling Party, at the Controlling Party’s reasonable request and expense, in any such defense and shall have the right, at its own expense, to be represented separately by counsel of its own choice in any such proceeding.

7.4.2. Settlement of Third Party Claims. The Controlling Party with respect to a particular claim pursuant to Section 7.4.1 also shall have the right to control settlement of such claim; provided that (a) no settlement shall be entered into without the prior written consent of the Non-Controlling Party if such settlement would adversely affect or diminish the rights and benefits of the Non-Controlling Party under this Agreement, or impose any new obligations or adversely affect any obligations of the Non-Controlling Party under this Agreement, and (b) the Controlling Party shall not be entitled to settle any such claim by granting a license or covenant not to sue under or with respect to the Patents or other intellectual property rights owned or otherwise controlled by the Non-Controlling Party without the prior written consent of the Non-Controlling Party, such consent not to be unreasonably conditioned, withheld or delayed. Notwithstanding the foregoing, the Licensee will have the right to grant sublicenses under the Licensed Patents and Licensed Know-How in accordance with Section 2.3.

7.4.3. Allocation of Costs. All costs and expenses relating to any defense, settlement and judgments in actions commenced pursuant to this Section 7.4 shall be borne by the Controlling Party.

7.5 Invalidity or Unenforceability Defenses or Actions.

7.5.1. Third Party Defense or Counterclaim.

(a) If a Third Party asserts, as a defense or as a counterclaim in any infringement action under Section 7.3 or claim or counterclaim asserted under Section 7.4, or in a declaratory judgment action or similar action or claim filed by such Third Party, that any Licensed Patent is invalid or unenforceable, then the Party pursuing such infringement action, or the Party first obtaining knowledge of such declaratory judgment action, as the case may be, shall promptly give written notice to the other Party.

(b) Licensee shall have the first right, but not the obligation, through counsel of its choosing, at its sole cost and expense, to defend against such action. If Licensee fails to exercise its first right to control of the defense of such action within [***] after receiving notice thereof from, or giving notice thereof to, then Sanofi shall have the right to defend such action, through counsel of its choosing, at its sole cost and expense, to defend against such action. If Sanofi defends such action, all licenses under such Licensed Patents granted in Section 2.1 shall terminate.

7.5.2. Assistance. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in Section 7.5.1, including by providing access to relevant documents and other evidence and making its employees reasonably available at reasonable business hours; provided that neither Party shall be required to disclose legally privileged information unless and until procedures reasonably acceptable to such Party are in place to protect such privilege. In connection with any such defense or claim or counterclaim, the Controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim or counterclaim. In connection with the activities set forth in Section 7.5.1, each Party shall consult with the other as to the strategy for the defense of the Licensed Patents.

7.6 Third Party Licenses. If Licensee obtains a license from any Third Party in order to Exploit a Licensed Product in the Field in the Territory, Licensee shall be responsible for all license fees, milestones, royalties or other such payments due to such Third Party.

7.7 Product Trademarks.

7.7.1. Selection and Ownership of Product Trademarks. Licensee shall have the right to select and own the Product Trademarks to be used with respect to the Exploitation of the Licensed Products in the Field in the Territory, at its costs and expense.

7.7.2. Maintenance and Prosecution of Product Trademarks. Licensee shall have sole control over and decision-making authority with respect to the registration, prosecution and maintenance of Product Trademarks, at its cost and expense.

7.7.3. Enforcement of Product Trademarks. Licensee shall have the sole right to take action against a Third Party based on any alleged, threatened or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory. Licensee shall bear the costs and expenses relating to any enforcement action commenced pursuant to this Section 7.7.3 and any settlements and judgments with respect thereto and shall retain any damages or other amounts collected in connection therewith.

7.7.4. Third Party Claims. Licensee shall have the sole right to defend against any alleged, threatened or actual claim by a Third Party that the use or registration of the Product Trademarks in the Territory infringes, dilutes, misappropriates or otherwise violates any Trademark or other right of such Third Party or constitutes unfair trade practices or any other like offense, or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory. Licensee shall bear the costs and expenses relating to any defense commenced pursuant to this Section 7.7.4 and any settlements and judgments with respect thereto, and shall retain any damages or other amounts collected in connection therewith.

ARTICLE 8

PHARMACOVIGILANCE AND SAFETY

8.1 Global Safety Database. Licensee shall be responsible for setting up, holding and maintaining (at Licensee’s sole cost and expense) the global safety database for the Licensed Products in the Territory. To the extent required by Applicable Law, upon on Sanofi’s request, Licensee shall grant Sanofi access to such global safety database for the Licensed Products.

8.2 Pharmacovigilance Agreement. To the extent required by Applicable Law, the Parties shall execute a safety data exchange or other applicable pharmacovigilance agreement.

ARTICLE 9

CONFIDENTIALITY AND NON-DISCLOSURE

9.1 Confidentiality Obligations. At all times during the Term and for a period of [***] following termination or expiration of this Agreement, each Party shall, and shall cause its Affiliates and, in the case of Licensee as the Receiving Party shall require its Sublicensees, and with respect to both Parties their respective officers, directors, employees and agents to, keep completely confidential and not publish or otherwise disclose and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or such use is reasonably necessary for the performance of its obligations or the exercise of its rights under this Agreement. “Confidential Information” means any information provided by one (1) Party or its Affiliates (the “Disclosing Party”) to the other Party or its Affiliates (the “Receiving Party”) under or in connection with this Agreement, including the terms of this Agreement or any information relating to the Licensed Products, any information relating to any Exploitation of the Licensed Products in the Territory or the scientific, regulatory or business affairs or other activities of either Party; provided that Sanofi shall not publicly disclose the Licensed Know-How (for as long as it remains Confidential Information) without Licensee’s prior written consent. Notwithstanding the foregoing, Confidential Information shall not include any information that:

9.1.1. is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act or omission on the part of the Receiving Party in breach of this Agreement;

9.1.2. was obtained or was already known by the Receiving Party or any of its Affiliates without obligation of confidentiality as a result of disclosure from a Third Party legally in possession thereof that neither the Receiving Party nor any of its Affiliates knew or reasonably should have known was under an obligation of confidentiality to the Disclosing Party or any of its Affiliates with respect to such information;

9.1.3. is subsequently received by the Receiving Party from a Third Party legally in possession thereof who is not bound by any obligation of confidentiality with respect to such information; or

9.1.4. can be demonstrated by documentation or other competent evidence to have been independently developed by or for the Receiving Party without access or reference to the Disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

9.2 Permitted Disclosures. Each Receiving Party may disclose Confidential Information disclosed to it by the Disclosing Party to the extent that such disclosure by the Receiving Party is:

9.2.1. to its or its Affiliates’ employees or agents who require access thereto for the performance of the Receiving Party’s obligations or the exercise of its rights under this Agreement and who are under written obligations of confidentiality and non-use that are substantially similar to the Receiving Party’s obligations hereunder;

9.2.2. necessary to comply with Applicable Law including disclosure that a Party is compelled to make in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental or regulatory body of competent jurisdiction (including prosecution or defense of litigation) if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance with Applicable Law; provided that the Receiving Party shall first have given notice, to the extent legally permitted, to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, then the Confidential Information disclosed in response to such court or governmental order shall be limited to the information that is legally required to be disclosed in response to such court or governmental order;

9.2.3. necessary to comply with the rules and regulations of the U.S. Securities and Exchange Commission or any other securities exchange in any jurisdiction in the Territory) applicable to a Party (each, a “Securities Regulator”), which disclosure is, in the reasonable opinion of the Receiving Party’s counsel, necessary for such compliance with the requirements of such securities exchange, provided that the Party making the disclosure gives the other Party advance notice, to the extent practicable, pursuant to Section 9.4, and in connection therewith, each Party acknowledges and agrees that the other Party may submit this Agreement to, or file this Agreement with, such Securities Regulators, provided that if a Party intends to submit this Agreement to, or intends to file this Agreement with, any Securities Regulator, such Party agrees to engage in a reasonable consultation, on not less than [***] advance notice (further provided that such advance notice shall be [***] during the [***]), with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement to be disclosed to such Securities Regulator;

9.2.4. in the case of Licensee, made by the Receiving Party to a Regulatory Authority as required in connection with any filing, application or request for Market Approval, or made to a Third Party in connection with the Development, Manufacture or Commercialization of Licensed Products or Licensee’s exercise of its rights or performance of its obligations hereunder, provided that such Third Party signs an agreement that contains obligations of confidentiality that are substantially similar to the Receiving Party’s obligations hereunder;

9.2.5. made by the Receiving Party to file or prosecute Patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement;

9.2.6. made by the Receiving Party to actual or prospective acquirers, merger candidates, or, with respect to Sanofi as the Receiving Party, investors in connection with a Monetization or, with respect to Licensee as the Receiving Party, actual or prospective investors and Sublicensees (and to its and their respective Affiliates, representatives and financing sources); provided that (a) each such Third Party signs an agreement that contains obligations of confidentiality that are substantially similar to the Receiving Party’s obligations hereunder (except that the obligations under such agreement may terminate [***] after disclosure of the relevant information), and (b) each such Third Party to whom information is disclosed shall (i) be informed of the confidential nature of the Confidential Information so disclosed and (ii) agree to hold such Confidential Information subject to the terms thereof.

9.3 Use of Name. Except as expressly provided in this Agreement, neither Party shall mention or otherwise use the name, insignia, symbol or other Trademark of the other Party (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material or other form of publicity without the prior written approval of such other Party in each instance, such approval not to be unreasonably conditioned, withheld or delayed. The restrictions imposed by this Section 9.3 shall not prohibit either Party from making any disclosure (a) identifying the other Party as a counterparty to this Agreement if such disclosure is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body (provided that any such disclosure shall be governed by this Article 9) or (b) with respect to which written consent has previously been obtained. Further, the restrictions imposed on each Party under this Section 9.3 are not intended, and shall not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Article 9.

9.4 Press Releases. Each Party shall have the right to issue a press release in the form attached hereto as Schedule 9.4 (the “Initial Press Release(s)”) on or after the Effective Date. Except for the Initial Press Release or as otherwise permitted in accordance with Section 9.2, no Party shall issue any press release or other similar public communication relating to the terms of this Agreement, its subject matter or the transactions covered by it, without the prior written approval of the other Party. If a Party wishes to issue any press release or other similar public communication relating to this Agreement, its subject matter or the transactions covered by it, then such Party shall provide the other Party reasonable opportunity to review and comment on any such press release or public communication at least [***] in advance thereof (to the extent permitted under Applicable Law), and further provided that the period of review and comment shall notwithstanding the foregoing be [***] during the [***], and the issuing Party shall act in good faith to incorporate any comments provided by the other Party on such press release or public communication. This Section 9.4 shall not apply with respect to information that has been previously disclosed by any Party publicly in accordance with the terms of this Agreement.

9.5 Destruction of Confidential Information. At the written request of the Disclosing Party, the Receiving Party shall promptly destroy all documentary, electronic or other tangible embodiments of the Disclosing Party’s Confidential Information to which the Receiving Party does not retain rights hereunder and any and all copies thereof, and destroy those portions of any documents that incorporate or are derived from the Disclosing Party’s Confidential Information to which the Receiving Party does not retain rights hereunder, and provide a written certification of such destruction, except that the Receiving Party may retain one (1) copy thereof, to the extent that the Receiving Party requires such Confidential Information for the purpose of performing any obligations or exercising any rights under this Agreement that may survive such expiration or termination, or for archival or compliance purposes. Notwithstanding the foregoing, the Receiving Party also shall be permitted to retain such additional copies of or any computer records or files containing the Disclosing Party’s Confidential Information that have been created solely by the Receiving Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with the Receiving Party’s standard archiving and back-up procedures, but not for any other use or purpose.

9.6 Publications. Sanofi shall not publish or otherwise publicly present any results of studies related to Licensed Compounds or Licensed Products without the prior written approval of Licensee, which Licensee may grant or withhold in its sole discretion. In the event that Sanofi wishes to publish any scientific paper, presentation or other public disclosure regarding the Licensed Compounds, it shall submit a draft of such publication at least [***] prior to the planned publication date, and Licensee shall notify Sanofi by the end of such period if Licensee consents to such publication. Nothing in this Agreement will restrict, or be deemed to restrict, Licensee from publishing or presenting the results of any studies conducted hereunder related to Licensed Compounds or Licensed Products and to include Licensed Know-How in such publication or presentation. Any publication by any Party shall include recognition of the contributions of the other Party according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate.

9.7 Arising Information and Inventions. Licensee shall have the right to disclose publicly any and all Information and Inventions that are conceived, discovered, developed or otherwise made by or on behalf of Licensee or its Affiliates under, or in the performance of its obligations or exercise of its rights under, this Agreement.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as of the Effective Date as follows:

10.1.1. Corporate Authority. Such Party (a) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (c) is duly organized and validly existing under the Applicable Law of its jurisdiction of incorporation and has full corporate power and authority and has taken all corporate action necessary to enter into and perform this Agreement. This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or equity.

10.1.1. Conflicts. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation or bylaws of such Party in any material way and (b) do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

10.2 Representations and Warranties of Sanofi. Sanofi represents and warrants to Licensee, as of the Effective Date:

10.2.1. Control. Sanofi or one of its Affiliates is the sole owner of and Sanofi Controls the Patents listed on Schedule 1.61, the Information and Inventions listed on Schedule 1.60, and the Transferred Materials listed on Schedule 2.6, and to the knowledge of the Sanofi personnel involved with this transaction, after having made reasonable inquiry, the Licensed Patents listed on Schedule 1.61, Licensed Know-How listed on Schedule 1.60 and Transferred Materials listed on Schedule 2.6 are free and clear of all liens and encumbrances.

10.2.2. License. Sanofi has the right to grant the licenses granted to Licensee hereunder on its own behalf and on behalf of its Affiliates, and no Third Party has been granted any rights to the Licensed Patents, Licensed Know-How and Transferred Materials.

10.2.3. Licensed Patents. To the knowledge of the Sanofi personnel having responsibility for such matters, after having made reasonable inquiry, Schedule 1.61 (Licensed Patents) contains all the Patents filed by Sanofi or its Affiliates covering, claiming or disclosing any Information and Inventions made during its Development of the Licensed Compounds.

10.2.4. Licensed Know-How. To the knowledge of the Sanofi personnel having responsibility for such matters, after having made reasonable inquiry, Schedule 1.60 (Licensed Know-How) contains substantially all of the Information and Inventions created by or on behalf of Sanofi or its Affiliates during its Development of the Licensed Compounds.

10.3 Covenant of Licensee. Neither Licensee nor any of its Affiliates will use in any capacity, in connection with the activities to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section. Licensee shall inform Sanofi in writing promptly if it or any Person who is performing activities hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of Licensee’s knowledge, is threatened, relating to the debarment or conviction of Licensee or any Person performing activities hereunder.

10.4 DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 10.1 AND 10.2, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTY, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE WITH RESPECT TO THE TRANSFERRED MATERIALS OR PURPOSE OR ANY WARRANTY AS TO FREEDOM TO OPERATE OR THE VALIDITY OF ANY LICENSED PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL OR OTHER PROPERTY RIGHTS OF THIRD PARTIES.

10.5 ADDITIONAL WAIVER. LICENSEE AGREES THAT: (A) SANOFI WILL HAVE NO LIABILITY TO LICENSEE FOR ANY ACT OR OMISSION IN THE PREPARATION, FILING, PROSECUTION, MAINTENANCE, ENFORCEMENT, DEFENCE OR OTHER HANDLING OF THE LICENSED PATENTS; AND (B) LICENSEE IS SOLELY RESPONSIBLE FOR DETERMINING WHETHER THE LICENSED PATENTS HAVE APPLICABILITY OR UTILITY IN LICENSEE’S CONTEMPLATED EXPLOITATION OF THE LICENSED PRODUCT, AND LICENSEE ASSUMES ALL RISK AND LIABILITY IN CONNECTION WITH SUCH DETERMINATION. LICENSEE AGREES THAT: (X) THE TRANSFERRED MATERIALS ARE SOLD “AS IS,” “WITH ALL FAULTS,” AND “WITH ALL DEFECTS,” AND LICENSEE EXPRESSLY WAIVES ALL RIGHTS TO MAKE ANY CLAIM WHATSOEVER AGAINST SANOFI FOR CLAIM AS TO THE QUALITY OF FITNESS FOR A PARTICULAR PURPOSE OF THE LICENSED MATERIALS; (Y) SANOFI WILL HAVE NO LIABILITY TO LICENSEE FOR THE USE OF THE TRANSFERRED MATERIALS; AND (Z) LICENSEE IS SOLELY RESPONSIBLE FOR DETERMINING WHETHER THE TRANSFERRED MATERIALS HAVE APPLICABILITY OR UTILITY IN LICENSEE’S CONTEMPLATED EXPLOITATION OF THE LICENSED PRODUCT, AND LICENSEE ASSUMES ALL RISK AND LIABILITY IN CONNECTION WITH SUCH DETERMINATION.

ARTICLE 11

INDEMNITY

11.1 Indemnification of Sanofi. Licensee shall indemnify Sanofi, its Affiliates and its and their respective directors, officers, employees and agents (collectively, “Sanofi Indemnitees”), and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) arising from or occurring as a result of: (a) the breach by Licensee of any term of this Agreement, (b) the gross negligence or willful misconduct on the part of any Licensee Indemnitee or (c) the Exploitation of any Licensed Compounds or Licensed Products by or on behalf of Licensee or any of its Affiliates; provided that, with respect to any Third Party Claim for which Licensee has an obligation to any Sanofi Indemnitee pursuant to this Section 11.1 and Sanofi has an obligation to any Licensee Indemnitee pursuant to Section 11.2, each Party shall indemnify each of the Sanofi Indemnitees or the Licensee Indemnitees, as applicable, for its Losses to the extent of its responsibility, relative to the other Party.

11.2 Indemnification of Licensee. Sanofi shall indemnify Licensee, its Affiliates and its and their respective directors, officers, employees and agents (collectively, “Licensee Indemnitees”), and defend and hold each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (a) the breach by Sanofi of this Agreement or (b) the gross negligence or willful misconduct on the part of any Sanofi Indemnitee; provided that, with respect to any Third Party Claim for which Sanofi has an obligation to any Licensee Indemnitee pursuant to this Section 11.2 and Licensee has an obligation to any Sanofi Indemnitee pursuant to Section 11.1, each Party shall indemnify each of the Sanofi Indemnitees or the Licensee Indemnitees, as applicable, for its Losses to the extent of its responsibility, relative to the other Party.

11.3 Notice of Claim. All indemnification claims in respect of a Sanofi Indemnitee or a Licensee Indemnitee shall be made solely by Sanofi or Licensee, as applicable (each of Sanofi or Licensee in such capacity, the “Indemnified Party” and the Party owing the indemnification obligation under this Agreement, the “Indemnifying Party”). The Indemnified Party shall give the Indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 11.1 or Section 11.2, but in no event shall the Indemnifying Party be liable for any Losses that result from any delay in providing such notice other than in the event such delay materially prejudices the Indemnifying Party’s ability to defend the applicable claim. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

11.4 Control of Defense.

11.4.1. Control of Defense. The Indemnifying Party will assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the Indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Sanofi Indemnitee or Licensee Indemnitee, as applicable, in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against a Sanofi Indemnitee’s or a Licensee Indemnitee’s, as applicable, claim for indemnification. Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party. In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Sanofi Indemnitee or Licensee Indemnitee, as applicable, in connection with the Third Party

Claim. If the Indemnifying Party assumes the defense of a Third Party Claim, except as provided in Section 11.4.2, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party or any Sanofi Indemnitee or Licensee Indemnitee, as applicable, in connection with the analysis, defense or settlement of such Third Party Claim. In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless a Sanofi Indemnitee or Licensee Indemnitee, as applicable, from and against a Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) incurred by the Indemnifying Party in its defense of such Third Party Claim.

11.4.2. Right to Participate in Defense. Without limiting Section 11.4.1, any Indemnified Party shall be entitled to participate in, but not control, the defense of a Third Party Claim and to employ counsel of its choice for such purpose; provided that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 11.4.1 (in which case the Indemnified Party shall control the defense) or (c) the interests of the Indemnified Party and any Sanofi Indemnitee or Licensee Indemnitee, as applicable, on the one hand, and the Indemnifying Party, on the other hand, with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of all such Persons under Applicable Law, ethical rules or equitable principles.

11.4.3. Settlement. With respect to any Third Party Claims relating solely to the payment of money damages in connection with a Third Party Claim that shall not result in any Sanofi Indemnitee or Licensee Indemnitee, as applicable, becoming subject to injunctive or other relief or otherwise adversely affecting the business of any Sanofi Indemnitee or Licensee Indemnitee, as applicable, in any manner and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify such Sanofi Indemnitee or Licensee Indemnitee, as applicable, hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Third Party Claim, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 11.4.1, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Third Party Claim, provided that it obtains the prior written consent of the Indemnified Party (such consent not to be unreasonably conditioned, withheld or delayed). The Indemnifying Party shall not be liable for any settlement or other disposition of a Third Party Claim by a Sanofi Indemnitee or a Licensee Indemnitee that is reached without the prior written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall not, and the Indemnified Party shall ensure that each Sanofi Indemnitee or Licensee Indemnitee, as applicable, does not, admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

11.4.4. Cooperation. The Indemnified Party shall, and shall cause each Sanofi Indemnitee or Licensee Indemnitee, as applicable, to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party and any Sanofi Indemnitee or Licensee Indemnitee, as applicable, of, records and information that are reasonably relevant to such Third Party Claim, and making all Sanofi Indemnitees or Licensee Indemnitees, as applicable, and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided that neither Party shall be required to disclose legally privileged information unless and until procedures reasonably acceptable to such Party are in place to protect such privilege, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable costs and expenses in connection therewith.

11.4.5. Expenses. Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest any Sanofi Indemnitee’s or Licensee Indemnitee’s, as applicable, right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify a Sanofi Indemnitee or Licensee Indemnitee, as applicable.

11.5 Limitation on Damages and Liability. EXCEPT IN CIRCUMSTANCES OF GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT BY A PARTY OR ITS AFFILIATES, OR WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 11.1 OR SECTION 11.2, OR WITH RESPECT TO A BREACH OF ARTICLE 9, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS OR LOST REVENUE, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN INFORMED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

11.6 Insurance. Licensee shall, and shall cause its Affiliates to, have and maintain such type and amounts of liability insurance covering the Exploitation of the Licensed Products as is normal and customary in the pharmaceutical industry generally for parties similarly situated, and shall upon request provide Sanofi with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto. Maintenance of such insurance coverage shall not relieve Licensee of any responsibility under this Agreement for damages in excess of insurance limits or otherwise.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. This Agreement shall commence on the Effective Date and shall, unless earlier terminated in accordance with this Article 12, continue (a) with respect to each Licensed Product in each country in the Territory, until the expiration of the Royalty Term for such Licensed Product in such country and (b) with respect to this Agreement in its entirety, until the expiration of the Royalty Term for the last Licensed Product for which there has been a First Commercial Sale in the Territory (such period, the “Term”). Upon expiry of the Term with respect to a Licensed Product and country, Licensee’s license with respect to the applicable Licensed Product in the applicable country will become fully paid-up, perpetual and irrevocable.

12.2 Termination of this Agreement for Material Breach. In the event that a Party materially breaches this Agreement (such Party, the “Breaching Party”), the other Party (the “Complaining Party”) may, in addition to any other right and remedy it may have, terminate this Agreement (in its entirety or on a Licensed Product-by-Licensed Product basis) upon [***] prior written notice (the “Termination Notice Period”) to the Breaching Party, specifying the material breach and its claim of right to terminate; provided however that (a) the termination shall not become effective at the end of the Termination Notice Period if the Breaching Party cures the material breach complained of during the Termination Notice Period, except in the case of a payment breach, as to which the Breaching Party shall have [***] cure period, (b) if such breach is not reasonably capable of cure within the Termination Notice Period, the Breaching Party may submit a cure plan reasonably acceptable to the Complaining Party prior to the end of the Termination Notice Period, in which case the Termination Notice Period shall be extended for so long as the Breaching Party is using reasonable efforts to implement such cure plan, (c) if the Breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the Complaining Party in accordance with this Section 12.2, and such Breaching Party provides the Complaining Party notice of such dispute within the Termination Notice Period (or the [***] period, if applicable), then the Complaining Party shall not have the right to terminate this Agreement under this Section 12.2 unless and until a final decision under Section 13.5 determines that the Breaching Party has materially breached this Agreement and such Breaching Party fails to cure such breach within [***] (or, with respect to a payment breach, [***]) following such decision; and (d) if the breach relates to one or more (but not all) Licensed Products, then the Complaining Party shall have the right to terminate this Agreement solely with respect to the applicable Licensed Product and not with respect to this Agreement in its entirety.

12.3 Termination by Licensee at Will. Licensee shall have the right to terminate this Agreement on ninety (90) days’ prior written notice to Sanofi.

12.4 Termination by Sanofi for Patent Challenge. In the event that anywhere in the Territory, Licensee or any of its Affiliates institutes, prosecutes or otherwise participates in (or in any way aids any Third Party in instituting, prosecuting or participating in), at law or in equity or before any administrative or regulatory body, including the U.S. Patent and Trademark Office or its foreign counterparts, any claim, demand, action or cause of action for declaratory relief, damages or any other remedy or for an enjoinment, injunction or any other equitable remedy, including any interference, re-examination, opposition or any similar proceeding, alleging that any claim in a Licensed Patent is invalid, unenforceable or otherwise not patentable, Sanofi may terminate this Agreement upon [***] prior written notice to Licensee; provided that such termination will not be effective if Licensee or its Affiliate withdraws the applicable claim, demand, action, cause of action or other proceeding within such [***] period. The foregoing will not apply to, and Sanofi will not have a termination right on account of: (i) activities in the normal course of patent prosecution, (ii) defense to a claim, including a counter-claim, first brought by Sanofi or any of its Affiliates, (iii) responding to compulsory discovery, subpoenas or other requests for information in a judicial or arbitration proceeding or (iv) complying with any applicable law, regulation or court order.

12.5 Termination Upon Insolvency. Each Party shall have the right to immediately terminate this Agreement if, at any time, the other Party (a) files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of such other Party or of its assets, (b) proposes a written agreement of composition or extension of its debts, (c) is served with an involuntary petition against it, filed in any insolvency proceeding that is not dismissed within [***] after the filing thereof, (c) proposes or is a party to any dissolution or liquidation, or (d) makes an assignment for the benefit of its creditors.

12.6 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Sanofi are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that Licensee, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Sanofi under the U.S. Bankruptcy Code, Licensee shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in Licensee’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon Licensee’s written request therefor, unless Sanofi elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of Sanofi upon written request therefor by Licensee. To the extent available in countries other than the U.S., Applicable Law similar to Section 365(n) of the U.S. Bankruptcy Code shall be applied so as to treat this Agreement as an executory contract.

12.7 Consequences of Termination. In the event of a termination of this Agreement, in its entirety or with respect to a specific Licensed Product, as applicable:

12.7.1. all rights and licenses granted by Sanofi under this Agreement or with respect to the specific terminated Licensed Product, as applicable, shall immediately terminate and all rights granted to Licensee and its Affiliates under this Agreement or with respect to such specific Licensed Product, as applicable, shall revert to Sanofi; and

12.7.2. to the extent that any Sublicensee has complied with its sublicense agreement and agrees to assume all obligations of Licensee hereunder with respect to the scope of the sublicense, Sanofi shall, at such Sublicensee’s request, enter into a direct license agreement with such Sublicensee (and the sublicense will survive as a direct license until the entry into such direct license agreement); and

12.7.3. if Sanofi has an interest in assuming the Exploitation of the Licensed Compounds in the Field in the Territory, the Parties shall negotiate in good faith a license or other transaction to provide Sanofi rights to the Patents, Information and Inventions and other properties Controlled by Licensee which Sanofi may require to so Exploit the Licensed Compounds in the Field in the Territory; provided that neither Party will be obligated to enter into any such agreement and may do so in its sole discretion.

12.8 Accrued Rights; Surviving Obligations.

12.8.1. Accrued Rights. Termination of this Agreement in its entirety or with respect to a specific Licensed Product, as applicable, for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

12.8.2. Survival. The following Sections and Articles shall survive the termination or expiration of this Agreement for any reason: Section 6.11 (Audit); Section 6.12 (Audit Dispute); Section 6.13 (Confidentiality) solely with regard to the auditable period up to the effective date of termination; Section 7.4 (Infringement Claims by Third Parties) solely with respect to any enforcement actions ongoing as of the effective date of termination; Section 10.4 (Disclaimer of Warranty); Section 12.1 (Term) solely with respect to the final sentence thereof provided that Licensee’s royalty and other payment obligations have been fulfilled as of the date of expiration or termination of this Agreement; Section 12.7 (Consequences of Termination); this Section 12.8 (Accrued Rights; Surviving Obligations); ARTICLE 1 (Definitions) to the extent necessary to give effect to surviving provisions; ARTICLE 6 (Payments) with regard to any payment obligations which accrued prior to termination or expiration and also with regard to any post-termination or post-expiration payments; ARTICLE 9 (Confidentiality and Non-Disclosure) for the period prescribed in Section 9.1; ARTICLE 11 (Indemnity), provided that Section 11.6 (Insurance) will survive only with respect to insurable events which occurred during the period prior to termination or expiration; and ARTICLE 13 (Miscellaneous) to the extent necessary to give effect to surviving provisions.

ARTICLE 13

MISCELLANEOUS

13.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, embargoes, shortages, epidemics, pandemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (each, a “Force Majeure Event”). The non-performing Party shall notify the other Party of a Force Majeure Event within [***] after the occurrence of such Force Majeure Event by giving written notice to the other Party stating the nature of such Force Majeure Event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform. In the event that such suspension of performance lasts for more than [***] from the notice of the Force Majeure Event, and in the absence of such Force Majeure Event such suspension of performance would be a material breach of this Agreement, such other Party shall have the right to terminate this Agreement pursuant to Section 12.2.

13.2 Alliance Managers. Within [***] after the Effective Date, each Party shall appoint and notify the other Party of the identity of a representative having the appropriate qualifications, including a general understanding of pharmaceutical development and commercialization issues, to act as its alliance manager under this Agreement (the “Alliance Manager”). The Alliance Managers shall serve as the primary contact points between the Parties for the purpose of providing Sanofi with information on the progress of Licensee’s Development and Commercialization activities under this Agreement. The Alliance Managers shall also be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

13.3 Assignment.

13.3.1. By Either Party. Neither Party may sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder without the prior written consent of the other Party; provided that each Party may, without such consent, assign this Agreement and its rights and obligations hereunder (a) in whole or in part to an Affiliate or (b) in its entirety to its successor in connection with its merger, acquisition or sale of all or substantially all of its assets to which this Agreement relates; provided that such successor shall assume all obligations of the assigning Party under this Agreement.

13.3.2. Violation. Any attempted assignment or delegation in violation of Section 13.3.1 shall be void and of no effect.

13.3.3. Successors and Permitted Assigns. All validly assigned and delegated rights and obligations of a Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of such Party, as the case may be.

13.4 Severability. To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect. If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement. To the fullest extent permitted by Applicable Law and if the rights or obligations of either Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect, and the Parties shall use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal, or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

13.5 Dispute Resolution.

13.5.1. Executive Negotiations. If a dispute arises between the Parties out of or in connection with this Agreement, including the interpretation, validity or performance of this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), then such Dispute shall be referred to the Executive Officers designated below (or their designees) by written notice (“Escalation Notice”) for attempted resolution of the Dispute by good faith negotiations. Any final decision agreed to by such Executive Officers shall be conclusive and binding on the Parties. Unless otherwise provided in the Escalation Notice, the designated executive officers are as follows:

For GBT:      CEO

For Sanofi:    Global Head of Partnering

13.5.2. Arbitration. If the Executive Officers are unable to resolve such Dispute within [***] from the Escalation Notice (or such other longer time period, if any, as the Parties may agree upon in writing as part of good faith negotiations), then either Party may send a notice to trigger arbitration hereunder (the “Escalation to Arbitration Notice”). If any such Escalation to Arbitration Notice is delivered by one Party to the other hereunder, the Dispute (including the scope and applicability of this agreement to arbitrate and the propriety of commencing arbitration hereunder) shall be finally settled by binding arbitration in accordance with the commercial arbitration rules of the International Chamber of Commerce (ICC) in force at the time when the arbitration is initiated. The tribunal shall consist of [***], who shall be neutral and independent of the Parties and their Affiliates (the “Arbitrator”) and selected in accordance with Section 13.5.3. [***] The seat, or legal place, of arbitration shall be [***]; provided however that the arbitration shall, unless the Parties mutually agree otherwise, be conducted using an online platform to faciliate prompt resolution of the dispute without the need to convene all Parties, their witnesses, the Arbitrator and any other persons in one physical location. The language of the arbitration shall be [***]. Documents submitted in the arbitration that are not in [***] shall be submitted together with [***] translation.

13.5.3. Arbitrator. No later than the [***] after an Escalation to Arbitration Notice, each Party shall deliver to the other Party a list of [***], each of which must either be a legal professional with experience in (a) pharmaceutical licensing transactions or (b) international commercial arbitration, and the Parties shall mutually select the arbitrator from among such [***] within [***] after exchanging such lists. If the Parties fail to mutually select an arbitrator in accordance with the preceeding sentence within the time period provided therein, either Party may request the ICC Court to make a nomination from an ICC national committee of a neutral country provided however that the ICC Court shall only nominate a person with experience in (a) pharmaceutical licensing transactions or (b) international commercial arbitration. If the Arbitrator resigns or ceases to be able to act prior to rendering a decision in accordance with Section 13.5.5, a replacement shall be selected in accordance with the procedure in this Section 13.5.3.

13.5.4. Arbitrator and Venue Costs. Each Party shall initially bear one half of the fees and expenses incurred to retain (a) the Arbitrator and (b) any venue to conduct such arbitration, if the arbitration is conducted in person, which costs may be reimbursed to a Party in accordance with a decision by the Arbitrator to award such reimbursement pursuant to Section 13.5.7.

13.5.5. Decisions; Timing of Decisions. The Arbitrator shall render a written decision setting forth findings of fact and conclusions of law with the reason therefor stated, and include any remedy or other award granted to a Party in accordance with Section 13.5.7 (Arbitral Powers), no later than [***] from the date on which the Arbitrator was selected unless (a) the Parties jointly request an extension, or (b) the Arbitrator determines, in a reasoned decision, that the interest of justice or the complexity of the case requires that such limit be extended, provided however that any extension initated by the Arbirator shall be limited to up to an additional [***] at the Arbitrator’s discretion (or longer as agreed by the Parties in writing). The Parties recognize that their respective rights to terminate this Agreement (if applicable, i.e., if the matter being arbitrated includes a claim of material breach) are tolled pending such decision of the Arbitrator, and therefore, each Party agrees to fully cooperate, including by submitting relevant documents and making its personnel available in a timely manner, to ensure that a resolution of the matter will be concluded within such [***] period (or any extension thereof).

13.5.6. Transcipt. At the request of either Party (with the expense shared equally by the Parties), a transcript of the evidence adduced at the arbitration hearing shall be made available to the Parties.

13.5.7. Arbitral Powers.The Arbitrator is empowered to award any remedy allowed by law, including money damages, prejudgment interest and attorneys’ fees, and to grant final, complete, interim, or interlocutory relief, including injunctive relief. The Arbirator’s decision, and any award referred to therein, shall be final and binding on the Parties. The Parties undertake to carry out any award without delay. Judgment on the award may be entered in any court of competent jurisdiction. The Arbitrator shall include in his/her final decision an allocation, if any, as to costs of the arbitration (including those described in Section 13.5.4), including deciding the proportion of such costs to be borne by each Party. The Arbitrator may take into account the Parties’ cooperation and adhernece to timeliness during the arbitration in awarding costs and may award reimbursement of reasonable attorney’s fees to the prevailing Party.

13.5.8. Interim Measures. Nothwithstanding anything to the contrary in this Section 13.5, each Party retains the right to seek conservatory or interim measures from any court of competent jurisdiction, including the courts having jurisdiction by reason of either Party’s domicile. Conservatory or interim measures sought by either Party in any one or more jurisdictions shall not preclude the Arbitrator from granting conservatory or interim measures. Conservatory or interim measures sought by either Party before the Arbitrator shall not preclude any court of competent jurisdiction from granting conservatory or interim measures.

13.5.9. Confidentiality. Any arbitration proceeding hereunder shall be confidential and the Arbitrator shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by Applicable Law, neither Party shall make (or instruct the Arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitrators without prior written consent of the other Party. The existence of any Dispute submitted to arbitration, and the Arbitrator’s decision and any awards granted therein, shall be kept in confidence by the Parties and the Arbitrator, except (i) as required in connection with the procedural challenge of enforcement of such decision, or (ii) as otherwise required by Applicable Law or the rules and regulations of a Securities Regulator (consistent with Sections 9.2.2 or 9.2.3 above), or (iii) as approved with the prior written consent of the Parties.

13.6 Exceptions. Notwithstanding Section 13.5 (Dispute Resolution), (a) any and all issues regarding the scope, construction, validity and/or enforceability of any Patent shall be determined in a court of competent jurisdiction with respect to such Patent and (b) any and all issues regarding a breach or alleged breach of a Party’s obligations under Article 9 (Confidentiality and Non-Disclosure) shall be determined in a court of competent jurisdiction.

13.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

13.8 Service. Each Party agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 13.9.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

13.9 Notices.

13.9.1. Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered (a) by internationally recognized overnight delivery service that maintains records of delivery or (b) by electronic mail with a copy sent according to item (a) (unless delivery service according to item (a) is not feasible at the applicable time due to any Force Majeure), addressed to the Parties at their respective addresses specified in Section 13.9.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 13.9. Such notice shall be deemed to have been given as of the date delivered by such internationally recognized overnight delivery service or upon confirmed email delivery. This Section 13.9 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement. Telephone numbers are provided solely to facilitate delivery by courier.

13.9.2. Address for Notice.

If to Licensee, to:

Global Blood Therapeutics, Inc.

181 Oyster Point Boulevard

South San Francisco, CA 94080

Attn: Chief Legal Officer

Email: tsuvari@gbt.com

with a copy to (which shall not constitute notice):

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attention: Marya A. Postner

Telephone: +1 650 843 5000

Email: mpostner@cooley.com

If to Sanofi, to:

c/o Sanofi

82, avenue Raspail

94250 Gentilly, France

Attention: Head of Out-Licensing Management

Global Alliance Management, Sanofi Partnering

Telephone: +33.1.53.77.91.21

Email: licenses@sanofi.com

13.10 Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby, including that certain confidential disclosure agreement between Sanofi and Licensee dated September 11, 2020, as amended. No amendment of this Agreement shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.11 English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.12 Equitable Relief. The Parties acknowledge and agree that the restrictions set forth in ARTICLE 9 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of ARTICLE 9 may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of ARTICLE 9, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other Party (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 13.12 is intended, or should be construed, to limit either Party’s right to equitable relief for a breach of any other provision of this Agreement.

13.13 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by the other Party whether of a similar nature or otherwise.

13.14 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties, their respective Affiliates and its and their successors and permitted assigns, and they shall not be construed as conferring any rights on any Third Parties.

13.15 Affiliates. Each Party will have the right to exercise its rights and perform its obligations hereunder, in whole or in part, through any of its Affiliates (as long as such entity remains an Affiliate of such Party).

13.16 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

13.17 Relationship of the Parties. It is expressly agreed that Sanofi, on the one hand, and Licensee, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither Sanofi, on the one hand, nor Licensee, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

13.18 References. Unless otherwise specified, (a) references in this Agreement to any Article, Section or Schedule means references to such Article, Section or Schedule of this Agreement, (b) references in any section to any clause are references to such clause of such section and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

13.19 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Whenever this Agreement refers to a number of days without using a term otherwise defined herein, such number refers to calendar days. The word “will” will be construed to have the same meaning and effect as the word “shall.” References to any specific law, rule or regulation, or article, Section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof. Any reference herein to any person or entity will be construed to include the person’s or entity’s successors and assigns. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

13.20 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered in portable document format (PDF) using electronic signatures and such signatures shall be deemed to bind each Party as if they were ink signatures.

[SIGNATURE PAGE FOLLOWS.]

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

SANOFI		Global Blood Therapeutics, Inc.

By:	/s/ Alban de La Sablière	By:	/s/ Ted W. Love, M.D.
Name: Alban de La Sablière Title: Global Head of Business Development and Licensing		Name: Ted W. Love, M.D. Title: President & CEO

Schedule 1.59

Licensed Compounds

Target 1 – Licensed Compounds

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Target 2 – Licensed Compounds

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]

Schedule 1.60

Licensed Know-How

(22 pages attached hereto)

[***]

Schedule 1.61

Licensed Patents

Target 1 Licensed Patents

[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Target 2 Licensed Patents

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Schedule 1.99

Target 1

[***]

Schedule 1.101

Target 2

[***]

Schedule 2.6

Transferred Materials

Target 1 – Transferred Materials

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

Target 2 – Transferred Materials

[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule 3.1.2

Development Plans

(Target 1 Deveopment Plan – [***] attached hereto)

[***]

(Target2 Deveopment Plan – [***] attached hereto)

[***]

Schedule 9.4

Initial Press Release(s)

GBT Expands Sickle Cell Disease Pipeline with Exclusive In-license of Two Novel Small Molecule Programs from Sanofi S.A.

SOUTH SAN FRANCISCO, Calif. – March 16, 2021 - Global Blood Therapeutics, Inc. (GBT) (NASDAQ: GBT) today announced it has entered into an agreement with Sanofi S.A. to exclusively in-license worldwide rights to two early stage research programs in sickle cell disease (SCD): one that pursues a novel anti-sickling mechanism and another that leverages a new approach to reduce inflammation and oxidative stress. These mechanisms are distinct and potentially complementary to that of Oxbryta® (voxelotor) tablets, a novel hemoglobin S polymerization inhibitor approved in the United States for the treatment of SCD in patients ages 12 years and older. The programs, from Sanofi’s Bioverativ subsidiary, supplement GBT’s existing pipeline and support the company’s strategy to address SCD from multiple approaches.

“We envision a future in which sickle cell disease is a well-managed condition with the potential for a functional cure in the form of patient-friendly oral therapies. As we work towards this vision and our goal to transform the treatment and care of people living with this devastating disease, we are advancing our robust internal research programs with disease-modifying potential while continually exploring partnership opportunities across a variety of mechanisms,” said Jung E. Choi, chief business and strategy officer of GBT. “These novel discovery programs represent promising approaches that we believe may have potential to lead to meaningful improvements for patients.”

Under the terms of the agreement, GBT will conduct all research, development, regulatory and commercialization activities worldwide. Sanofi will receive an upfront payment and is entitled to payments up to approximately $353 million upon achievement of development, regulatory and commercial milestones and single-digit tiered royalties on worldwide net sales.

About Sickle Cell Disease

Sickle cell disease (SCD) affects an estimated 100,000 people in the United States,1 an estimated 52,000 people in Europe,2 and millions of people throughout the world, particularly among those whose ancestors are from sub-Saharan Africa.1 It also affects people of Hispanic, South Asian, Southern European and Middle Eastern ancestry.1 SCD is a lifelong inherited rare blood disorder that impacts hemoglobin, a protein carried by red blood cells that delivers oxygen to tissues and organs throughout the body.3 Due to a genetic mutation, individuals with SCD form abnormal hemoglobin known as sickle hemoglobin. Through a process called hemoglobin polymerization, red blood cells become sickled – deoxygenated, crescent-shaped, and rigid.3-5 The sickling process causes hemolytic anemia (low hemoglobin due to red blood cell destruction) and blockages in capillaries and small blood vessels, which impede the flow of blood and oxygen throughout the body. The diminished oxygen delivery to tissues and organs can lead to life-threatening complications, including stroke and irreversible organ damage.4-7

About Global Blood Therapeutics

Global Blood Therapeutics (GBT) is a biopharmaceutical company dedicated to the discovery, development and delivery of life-changing treatments that provide hope to underserved patient communities. Founded in 2011, GBT is delivering on its goal to transform the treatment and care of sickle cell disease (SCD), a lifelong, devastating inherited blood disorder. The company has introduced Oxbryta® (voxelotor), the first FDA-approved treatment that directly inhibits sickle hemoglobin polymerization, the root cause of red blood cell sickling in SCD. GBT is also advancing its pipeline program in SCD with inclacumab, a P-selectin inhibitor in development to address pain crises associated with the disease, and GBT021601 (GBT601), the company’s next generation hemoglobin S polymerization inhibitor. In addition, GBT’s drug discovery teams are working on new targets to develop the next wave of treatments for SCD. To learn more, please visit https://gbt.com and follow the company on Twitter @GBT_news.

Forward-Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements containing the words “will,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” and “intends,” or similar expressions. These forward-looking statements are based on GBT’s current expectations and actual results could differ materially. Statements in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. GBT intends these forward-looking statements, including statements regarding GBT’s priorities, dedication, commitment, focus, goals, mission and vision; the Sanofi agreement, including rights, obligations, and potential activities, results and payments thereunder; the research programs under the Sanofi agreement, including their mechanism of action and potential to complement Oxbrtya, supplement GBT’s pipeline, support GBT’s strategy and lead to improvements for patients; exploring partnership opportunities; safety, efficacy and mechanism of action of Oxbryta and other product characteristics; significance of reducing hemolysis and raising hemoglobin; commercialization, delivery, availability, use, and commercial and medical potential of Oxbryta; ongoing and planned studies and related protocols, activities and expectations; altering the treatment, course and care of SCD and mitigating related complications; potential and advancement of GBT’s pipeline, including inclacumab and other product candidates; and working on new targets and discovering, developing and delivering treatments, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and GBT makes this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect GBT’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the company and on assumptions the company has made. GBT can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond GBT’s control, including, without limitation, risks and uncertainties relating to the COVID-19 pandemic, including the extent and duration of the impact on GBT’s business, including commercialization activities, regulatory efforts, research and development, corporate development activities and operating results, which will depend on future developments that are highly uncertain and cannot be accurately predicted, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing and business closure requirements in the U.S. and in other countries, and the effectiveness of actions taken globally to contain and treat the disease; the risks that GBT is continuing to establish its commercialization capabilities and may not be able to successfully commercialize Oxbryta; risks associated with GBT’s dependence on third parties for development, manufacture, distribution and commercialization activities related to Oxbryta; government and third-party payor actions, including those relating to reimbursement and pricing; risks and uncertainties relating to competitive products and other changes that may limit demand for Oxbryta; the risks regulatory authorities may require additional studies or data to support continued commercialization of Oxbryta; the risks that drug-related adverse events may be observed during commercialization or clinical development; data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval; compliance with obligations under the Pharmakon loan; and the timing and progress of activities under GBT’s research collaborations; along with those risks set forth in GBT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties and other important factors in GBT’s subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, GBT assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

References

1.	Centers for Disease Control and Prevention website. Sickle Cell Disease (SCD). https://www.cdc.gov/ncbddd/sicklecell/data.html. Accessed June 3, 2019.

2.	European Medicines Agency. https://www.ema.europa.eu/en/medicines/human/orphan-designations/eu3182125. Accessed June 12, 2020.

3.	National Heart, Lung, and Blood Institute website. Sickle Cell Disease. https://www.nhlbi.nih.gov/health-topics/sickle-cell-disease. Accessed August 5, 2019.

4.	Rees DC, et al. Lancet. 2010;376(9757):2018-2031.

5.	Kato GJ, et al. Nat Rev Dis Primers. 2018;4:18010.

6.	Kato GJ, et al. J Clin Invest. 2017;127(3):750-760.

7.	Caboot JB, et al. Paediatr Respir Rev. 2014;15(1):17-23.

###

Contact:

Steven Immergut (media)

650.410.3258

simmergut@gbt.com

Courtney Roberts (investors)

650.351.7881

croberts@gbt.com